STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE
GOVERNMENT MONEY MARKET FUND
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

CITY NATIONAL ROCHDALE
PRIME MONEY MARKET FUND
Institutional Class (CNRXX)
Servicing Class (CNMXX)
Class N (CNPXX)
Class S (CNSXX)

CITY NATIONAL ROCHDALE
CALIFORNIA TAX EXEMPT MONEY
MARKET FUND
Servicing Class (CNTXX)
Class N (CNEXX)
Class S (CEMXX)

CITY NATIONAL ROCHDALE
GOVERNMENT BOND FUND
Institutional Class (CNIGX)
Servicing Class (CNBIX)
Class N (CGBAX)

CITY NATIONAL ROCHDALE
CORPORATE BOND FUND
Servicing Class (CNCIX)
Class N (CCBAX)

CITY NATIONAL ROCHDALE
CALIFORNIA TAX EXEMPT BOND FUND
Servicing Class (CNTIX)
Class N (CCTEX)

CITY NATIONAL ROCHDALE
MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

CITY NATIONAL ROCHDALE
HIGH YIELD BOND FUND
Institutional Class (CNIHX)
Servicing Class (CHYIX)
Class N (CHBAX)

CITY NATIONAL ROCHDALE
INTERMEDIATE FIXED INCOME FUND
Institutional Class (CNIRX)
Class N (RIMCX)

CITY NATIONAL ROCHDALE
FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

CITY NATIONAL ROCHDALE
MULTI-ASSET FUND
Servicing Class (CNIIX)
Class N (CNIAX)

CITY NATIONAL ROCHDALE
DIVIDEND & INCOME FUND
Class N (RIMHX)

CITY NATIONAL ROCHDALE
U.S. CORE EQUITY FUND
Institutional Class (CNRUX)
Servicing Class (CNRVX)
Class N (CNRWX)

CITY NATIONAL ROCHDALE
EMERGING MARKETS FUND
Class N (RIMIX)

January 31, 2016, as amended and restated May 9, 2016, and June 30, 2016

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”) or Royal Bank of Canada. Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 31, 2016, which may be amended from time to time (the “Prospectus”), for the City National Rochdale Government Money Market Fund (the “Government Money Fund”), the City National Rochdale Prime Money Market Fund (the “Prime Money Fund”), the City National Rochdale California Tax Exempt Money Market Fund (the “California Money Fund”), the City National Rochdale Government Bond Fund (the “Government Bond Fund”), the City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), the City National Rochdale California Tax Exempt Bond Fund (the “California Bond Fund”), the City National Rochdale Municipal High Income Fund (the “Muni High Income Fund”), the City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund”), the City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), the City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), the City National Rochdale Multi-Asset Fund (the “Multi-Asset Fund”), the City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”) and the City National Rochdale Emerging Markets Fund (the “Emerging Markets Fund”).

The Dividend & Income Fund, the U.S. Core Equity Fund and the Emerging Markets Equity Fund are referred to herein as the “Equity Funds.” The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund are referred to herein as the “Bond Funds.” The Government Money Fund, the Prime Money Fund and the California Money Fund are referred to herein as the “Money Market Funds.” The Equity Funds, the Bond Funds, the Money Market Funds and the Multi-Asset Fund are referred to herein as the “Funds.”

Each Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company.  Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.”  Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2015, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	2
INVESTMENT RESTRICTIONS	52
MANAGEMENT OF THE TRUST	59
PORTFOLIO TRANSACTIONS	92
DISTRIBUTIONS AND TAXES	96
SHARE PRICE CALCULATION	108
DISTRIBUTION PLAN	110
SHAREHOLDER SERVICES AGREEMENT	111
EXPENSES	115
CODES OF ETHICS	115
DISCLOSURE OF PORTFOLIO HOLDINGS	115
PROXY VOTING	117
GENERAL INFORMATION	117
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	118
PERFORMANCE INFORMATION	130
PURCHASE AND REDEMPTION OF SHARES	132
OTHER INFORMATION	133
FINANCIAL STATEMENTS	133
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – RATINGS OF INVESTMENT SECURITIES	B-1
i

THE FUNDS

The various classes of shares of each Fund commenced operations on the following dates:

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	4/3/00	6/21/99	10/6/99
Prime Money Fund	12/19/12	3/23/98	10/18/99	10/26/99
California Money Fund	N/A	4/3/00	6/21/99	11/12/99
Government Bond Fund	2/1/12	1/14/00	4/13/00	N/A
Corporate Bond Fund	N/A	1/14/00	4/13/00	N/A
California Bond Fund	N/A	1/14/00	4/13/00	N/A
Muni High Income Fund	N/A	12/30/13	12/30/13	N/A
High Yield Bond Fund	2/2/12	1/14/00	1/14/00	N/A
Intermediate Fixed Income Fund(1)	12/21/13	N/A	12/31/99	N/A
Fixed Income Opportunities Fund(1)	N/A	N/A	7/1/09	N/A
Multi-Asset Fund	N/A	10/1/07	10/1/07	N/A
Dividend & Income Fund(1)	N/A	N/A	6/1/99	N/A
U.S. Core Equity Fund	12/3/12	12/3/12	12/3/12	N/A
Emerging Markets Equity Fund(1)	N/A	N/A	12/14/2011	N/A

(1)	For each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Equity Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Predecessor Fund or Rochdale Predecessor Fund, as defined below.

Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund commenced operations on March 29, 2013, the effective date of the acquisition by each such Fund of the assets and liabilities of each corresponding series (each a “Rochdale Predecessor Fund” and collectively the “Rochdale Predecessor Funds”) of Rochdale Investment Trust, a registered investment company organized on March 10, 1998, for which Rochdale Investment Management, LLC (“Rochdale”) served as investment manager. Effective September 10, 2013, Rochdale changed its name to City National Rochdale, LLC (“City National Rochdale” or the “Investment Manager”). City National Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of each Rochdale Predecessor Fund received Class N shares of the corresponding Fund.  Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and Emerging Markets Fund has substantially similar investment objectives, policies and strategies as the corresponding Rochdale Predecessor Fund. As compared to the Funds, the Rochdale Predecessor Funds had a different board of trustees and some different service providers.  In addition, the Rochdale Predecessor Funds' fiscal year ended December 31, while the Funds' fiscal year ends September 30. City National Rochdale also serves as investment manager to the wholly-owned subsidiary of each of the Fixed Income Opportunities Fund and the Emerging Markets Fund.

City National Rochdale currently serves as investment manager to each Fund. Prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of CNB, served as investment manager to the Government Money Fund, the Prime Money Fund, the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund as further described below under “Management of the Trust – Investment Manager.”  Effective September 10, 2013, CNAM reorganized into City National Rochdale.  References to the “Investment Manager” for periods before September 10, 2013, refer to CNAM with respect to the Government Money Fund, the Prime Money Fund, the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund, and refer to Rochdale with respect to the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund.

Effective January 31, 2008, the then-existing Class A shares of the Funds were redesignated as Class N shares, except that Class A shares of the Predecessor Funds were redesignated as Class N shares effective October 17, 2007. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Government Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund were initially offered in December 2011.

Effective November 28, 2012, the then-existing Institutional Class shares of each of the Government Money Fund, Prime Money Fund and California Money Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Prime Money Fund were initially offered in November 28, 2012.

On September 17, 2013, the Board of Trustees of the Trust approved the reorganization of the City National Rochdale Full Maturity Fund (the “Full Maturity Fund”) into the City National Rochdale Intermediate Fixed Income Fund series of the Trust (the “Intermediate Fund”) (the “Full Maturity Fund Reorganization”) and the reorganization of the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”) into the U.S. Core Equity Fund (the “Diversified Fund Reorganization”).  The shareholders of the Full Maturity Fund approved the Full Maturity Fund Reorganization and the Full Maturity Fund Reorganization closed on December 20, 2013.  The Shareholders of the Diversified Equity Fund approved the Diversified Fund Reorganization and the Diversified Fund Reorganization closed on March 21, 2014.

Each Fund (other than the California Bond Fund and the Emerging Markets Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer.  These limits do not apply to cash, Government securities, and securities of other investment companies. Each of the California Bond Fund and the Emerging Markets Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund and the Emerging Markets Fund intend to diversify their respective assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

As the investment adviser to the Muni High Income Fund, the High Yield Bond Fund and the Fixed Income Opportunities Fund, City National Rochdale allocates portions of those Funds’ assets among one or more of Guggenheim Partners Investment Management, LLC (“Guggenheim”), Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”), GML Capital LLP(“GML Capital”), Alcentra Limited (“Alcentra”), Ashmore Investment Management Limited (“Ashmore”) and AllFinancial Partners II, LLC (“AllFinancial”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”), respectively.  Each of the Sub-Advisers serves as a sub-adviser to a Fund, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012.  These conditions caused a significant decline in the value and liquidity of many securities and other instruments.  In times of market volatility or dramatic reductions in trading activity, among other issues, it is difficult for a Fund to properly value its investments and a Fund may not be able to purchase or sell an investment at an attractive price, if at all.  It is impossible to predict whether such conditions will recur.  Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

MONEY MARKET FUNDS

Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. Dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which the Investment Manager has determined present minimal credit risk:

•	Commercial paper, including asset-backed commercial paper, rated in the highest rating category by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”), Fitch Ratings (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in the highest rating category by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

•	Other corporate obligations such as publicly traded bonds, debentures, and notes rated in the highest rating category by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), to be at least equal in quality to one or more of the above referenced securities.

•	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

•	Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

•	Certificates of deposit, time deposits, notes and bankers’ acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT, and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

Money Market Fund Risks. The Money Market Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Market Funds’ portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Market Fund’s portfolio, the Money Market Fund may be unable to maintain stable net asset values of $1.00 per share.

The SEC has adopted changes to Rule 2a-7, and compliance with many of these amendments will be required on October 14, 2016.  The changes will impact money market funds differently depending upon the types of investors that are permitted to invest in a money market fund, and the types of securities in which a money market fund may invest.  “Retail” money market funds generally limit their beneficial owners to natural persons.  All other money market funds are considered to be “institutional” money market funds. “Prime” money market funds are permitted to invest primarily in corporate or other non-governmental securities, “U.S. government” money market funds must invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds must invest significantly in municipal securities.

Under the new requirements, institutional prime money market funds and institutional municipal money market funds must sell and redeem shares at prices based on their market value (a floating net asset value).  Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement.  The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances.  As a result, money market funds may be required to implement changes that may affect the investment strategies, performance, yield, operating expenses and continued viability of the funds.  The Investment Manager is currently evaluating these changes to determine their impacts, if any, on the Money Market Funds.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND

The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds (i.e., the Money Market Funds, the Bond Funds and the Equity Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Prime Money Market Fund, the Corporate Bond Fund, the Government Bond Fund, and the High Yield Bond Fund (together, the “Affiliated Underlying Funds”), each of which is managed by the Investment Manager.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law, rule or regulatory guidance, such as is the case with money market funds and many exchange-traded funds (“ETFs”).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund’s purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.  The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, the Fixed Income Opportunities Fund and the Emerging Markets Fund, references in this section to investments by a Fund include the Multi-Asset Fund’s, the Fixed Income Opportunities Fund’s and the Emerging Market Fund’s “direct” investments as well as their “indirect” investments (i.e., investments by their Underlying Funds or by the wholly- owned subsidiary of the Fixed Income Opportunities Fund or the Emerging Markets Fund, as applicable).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, preference stock warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.  Preferred stocks may also permit the issuer to redeem the stock.

Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference.  Preference stocks are more common in emerging markets than in developed markets.

Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date.  Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company.  Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date.  As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Fixed Income Securities. The Money Market Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix B for a discussion of fixed income ratings.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased.  As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size.  Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets.  Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.  In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.  Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.  Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period.  Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at a low level. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve has stopped Quantitative Easing and raised the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.).  This is especially true under current economic conditions because interest rates are at historically low levels.  Thus, a Fund that invests in fixed income securities currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program.

ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the U.S. Core Equity Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may (as a non-principal investment strategy), invest in ETFs, which are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules.  See “Investment Company Shares” below.

Corporate Bonds. The Government Money Fund, the Prime Money Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and the California Money Fund, the Government Bond Fund, the California Bond Fund, the Muni High Income Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A of the Prospectus. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates.  Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Investment Manager (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Variable and Floating Rate Instruments. The Money Market Funds and the Bond Funds, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well.  A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

The California Money Fund, the California Bond Fund and the Muni High Income Fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a Fund’s investment limitations. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The synthetic variable-rate demand obligations, or “floater receipts”, grant the investors (“floater holders”) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipts holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipts holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipts holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.

Convertible Securities and Warrants. The High Yield Bond Fund and the Emerging Markets Fund will (as a principal investment strategy) and the remaining Bond Funds, the Multi-Asset Fund and the remaining Equity Funds may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.  A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Trust Preferred Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy), and the other Funds may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Commercial Paper and Other Short-Term Corporate Obligations. Each of the Money Market Funds, the Bond Funds, the Multi-Asset Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. The Money Market Funds (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes (of Funds other than the Fixed Income Opportunities Fund) will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A of the Prospectus.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

No Money Market Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 5% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Intermediate Fixed Income Fund, the Government Money Fund and the Government Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls.  In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities.  Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“references prices”).  A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Fixed Income Opportunities Fund, the Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days.  Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.  Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP.  A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP.  To protect investors from such risks, payment may also be supported  with various protections such as  credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers.  However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP.  This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period.  Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.  ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement.  The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Intermediate Fixed Income Fund will (as a principal investment strategy) and all of the other Funds may (as a non-principal investment strategy) invest in asset-backed securities.  These types of securities represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities.  In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Litigation Proceeds Purchase Contracts.  Among the asset-backed securities in which the Dividend & Income, the Intermediate Fixed Income and the Fixed Income Opportunities Funds may invest (as a non-principal investment strategy) are securities backed by the income generated by “Litigation Proceeds Purchase Contracts” (“Litigation Advance Notes”).  The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based.  Investments in Litigation Advance Notes involve a number of unique risks.  An investment in Litigation Advance Notes is highly speculative.  Litigation Advance Notes are illiquid as are the Litigation Proceeds Purchase Contracts backing them, and cannot be readily sold.  Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving.  Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Fund’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate.  In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Funds under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner.  A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract.  Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection).  Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations.  Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored.  Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts.  A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner.  A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment.  Relevant laws and regulations are subject to constant change. Law and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain.  Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts.  This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state.  Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guarantee that retroactive application will not be attempted.  Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction.  To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws.  However, the Advisor is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Funds.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.  VRDNs may earn lower yields than other types of fixed income securities in which the Funds may invest.

Exchange-Traded Notes. The Multi-Asset Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Fixed Income Opportunities Fund and the Emerging Markets Fund (as a principal investment strategy) and all other Funds except for the Government Bond Fund and the California Bond Fund (as a non-principal investment strategy) may invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.

ADRs, EDRs and GDRs.  Each Fund other than the Multi-Asset Fund and the U.S. Core Equity Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”).  The Multi-Asset Fund may invest in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities, and the U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the NYSE or NASDAQ.  ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders.  For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors.  Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and market turmoil in the Chinese markets, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Foreign Securities Markets and Regulations.  There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.  The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Currencies.  Certain securities in which the Multi-Asset Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Fixed Income Opportunities Fund, the Emerging Markets Fund, the Multi-Asset Fund and the Corporate Bond Fund (as a principal investment strategy) and the Dividend & Income Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Central and Eastern Europe and the former Soviet Union, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic, and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

United Kingdom Exit from the EU. In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK’s intention to withdraw.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU.  As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Investments in China. The Emerging Markets Fund may (as a principal investment strategy) invest in securities and instruments that are economically tied to China.  In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; higher rates of inflation; accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made; greater political, economic and social uncertainty; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of Chinese issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market interventions may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to the Fund investing in securities and instruments economically tied to China. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect the Fund’s investment in China. Because the rules governing taxation of investments in securities and instruments economically tied to China were unclear, the Investment Manager may provide for capital gains taxes on the Fund for investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to China.

Effective as of November 17, 2014, Chinese authorities issued a circular (Caishui [2014] 79) clarifying the corporate income tax policy of China in respect of qualified foreign institutional investors (“QFIIs”) and  renminbi qualified foreign institutional investors (“RQFIIs”).  Pursuant to the circular, any capital gains generated by the Fund’s trading in China A Shares (shares in mainland China-based companies that trade on Chinese stock exchanges) prior to November 17, 2014, will be subject to China’s withholding tax, unless the Fund determines, for example, that certain tax treaties reduced, or eliminated the applicability of, the tax for the Fund.  As of November 17, 2014, the Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in China A Shares.  Since there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such withholding tax in future. If, in future, China begins applying tax rules regarding the taxation of income from China A Share investment to QFIIs and RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability. The impact of any such tax liability on the Fund’s return could be substantial.  Future changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

With respect to the capital gains realized from investments in China A Shares prior to November 17, 2014, if it is ultimately determined that the Fund must pay China the withholding tax, shareholders of the Fund at the time that the Fund withholds or establishes a reserve for the tax, or pays the tax (out of current assets or distributable income) will bear the tax, even if they did not benefit from the trading activities that precipitated the tax.  Conversely, shareholders of the Fund prior to the time that the Fund withholds or establishes a reserve for the tax, or pays the tax (out of current assets or distributable income) will not have borne the tax, even if they did benefit from the Fund’s trading activities that precipitated the tax.  The amount of any withholding accrued by the Fund, reserve established by the Fund, or tax paid by the Fund will be disclosed to shareholders.

Investing through Stock Connect. The Emerging Market Fund may (as a principal investment strategy) invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Participatory Notes.  The Emerging Markets Fund may invest in participatory notes (“P-Notes”) as a principal investment strategy.  P-Notes are unsecured, bearer securities typically issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market (for example, the shares of a company incorporated in India and listed on the Bombay Stock Exchange) while not holding the actual shares of the underlying security.  The Emerging Markets Fund may purchase P-Notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange.  P-Notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The price and performance of P-notes are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the performance of P-Notes will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. P-Notes involve the same risks associated with a direct investment in the shares of the companies the P-Notes seek to replicate, including, in particular, the risks associated with investing outside of the United States.

The terms of P-Notes vary widely.  P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants.  While the holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends or other distributions paid in connection with the underlying security, the holder of a P-Note generally is not entitled to the same rights, such as voting rights, as a direct owner of the underlying security.  P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them.  Therefore, an investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a P-Note’s performance may differ from the underlying security’s performance.  The Emerging Markets Fund must rely on the creditworthiness of the counterparty (i.e., bank or broker-dealer) issuing the P-Notes for its investment returns on the P-Notes and would have no rights against the issuer of the underlying security.  Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.  The risk that the Emerging Markets Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers.  Issuers of P-Notes may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events.

P-Notes involve transaction costs in addition to those applicable to a direct investment in securities.  There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security.  P-Notes are not traded on exchanges, are privately issued and may be considered illiquid.  To the extent a P-Note is determined to be illiquid, it will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Frontier Market Securities.  The Fixed Income Opportunities Fund (as a non-principal investment strategy) may invest in securities of companies in frontier markets.  Frontier market countries are a sub-set of emerging market countries the capital markets of which are generally less developed, less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe and the former Soviet Union, the Middle East, Central and South America, and Africa. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Investments in India through Mauritius.  The Emerging Markets Fund currently intends to gain exposure to Indian securities through investments in Rochdale Emerging Markets (Mauritius), a wholly-owned subsidiary of the Fund organized as a private limited company under the laws of the Republic of Mauritius (the “Mauritius Subsidiary”).  The Investment Manager manages the assets of the Mauritius Subsidiary, but receives no additional compensation for doing so.  To the extent that the Fund invests through the Mauritius Subsidiary, an investment in the Fund will be an indirect investment in the Mauritius Subsidiary.  The Fund is the sole shareholder of the Mauritius Subsidiary and has no current intention to sell or transfer shares of the Mauritius Subsidiary.  Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Mauritius Subsidiary.

The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Mauritius Subsidiary.  The Mauritius Subsidiary is currently licensed as a Global Business Company (Category 1) with the Mauritius Financial Services Commission and its shares are currently only available to the Fund. As an investor in the Mauritius Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s failure.  Under current laws and regulations in Mauritius, the Mauritius Subsidiary is liable to pay income tax on its net income at a rate of 15%. The Mauritius Subsidiary is, however, entitled to a tax credit equivalent to the higher of actual foreign tax suffered or 80% of Mauritius tax payable in respect of its foreign source income thus reducing its maximum effective tax rate to 3%.  Profits from the sale of investments are not subject to tax in Mauritius, and any dividends and redemption proceeds paid by the Mauritius Subsidiary to its shareholder are exempted from any withholding tax in Mauritius.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Only “Foreign Portfolio Investors” (“FPI”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).  The Mauritius Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a Category II FPI.  However, the Mauritius Subsidiary must still seek renewal of this status every three years, and it will be required to fulfill any conditions imposed by SEBI.  There can be no guarantee that regulatory approval will be forthcoming, or that the Mauritius Subsidiary will be able to fulfill any conditions imposed by SEBI.  The investment by the Mauritius Subsidiary in Indian securities is therefore dependent on its continued registration as an FPI.  Any loss of either such registration could result in mandatory divestment by the Mauritius Subsidiary.

The income, assets and activities of the Mauritius Subsidiary are treated as those of the Fund.  Investments made by the Mauritius Subsidiary in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments are treated as having been received by the Fund.  Any investment made by the Fund in the Mauritius Subsidiary, and any distributions by the Mauritius Subsidiary to the Fund are disregarded as the Subsidiary is not treated as an entity separate from the Fund.  The Fund will invest in the Mauritius Subsidiary through subscriptions and redemptions of the Mauritius Subsidiary’s Ordinary Shares, which participate fully in the gains and losses of the Mauritius Subsidiary and entitles the Fund to receive dividends, distributions and return on capital.

Hedge Funds. As a non-principal investment strategy, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Insurance-Linked and Catastrophe-Linked Investments. As a non-principal investment strategy, the Fixed Income Opportunities Fund may invest in private funds that invest in insurance-linked securities and catastrophe-linked securities and derivatives. Such investments may be made through direct or indirect investments in reinsurance vehicles that write reinsurance or retrocession contracts (i.e., contracts pursuant to which one reinsurance company essentially insures another reinsurance company), and through related derivative instruments. Such investments are generally exposed to what are believed to be low probability, large scale natural catastrophe events, such as such as tornadoes, hurricanes, typhoons and earthquakes, in the United States, Japan, Europe and other areas. Insurance-linked securities are typically financial instruments with a pre-defined maturity that securitize insurance and/or reinsurance-related risks up to a fixed limit. If there is a loss event of a specified magnitude, insurance-linked securities can lose some or all of the value of the instrument. The prices of insurance-linked securities are highly volatile. Price movements are influenced by, among other things, interest rates, changing insurance capacity demand and supply, policies of governments, and national and international political and economic events and policies.

Catastrophe-linked securities are privately-placed fixed income or equity securities for which the return of principal and payment of interest or dividends is contingent on the non-occurrence of a specific natural peril event such as a hurricane, earthquake or other physical or weather-related phenomenon. Such instruments seek to transfer risk from an issuer, such as an insurance or reinsurance company, to capital markets investors.  Catastrophe-linked securities and derivatives often provide for an extension of maturity following the occurrence of an event to enable the insurer to process and audit loss claims for which a trigger event has, or possibly has, occurred. Alternatively, the maturity could in certain circumstances be accelerated upon the occurrence of certain legal, regulatory, credit or structural events.  An extension or acceleration of maturity may increase volatility. The market value of catastrophe-linked securities can be expected to fluctuate (i) in the event of a catastrophic event or (ii) reflecting market expectations of a catastrophic event that could potentially impact the private fund’s investments. The occurrence of catastrophic events is inherently unpredictable. In addition, catastrophe-linked securities are often subordinated to other obligations of the issuer thereof, such as those obligations to an insurer that passed part or all of its insurance portfolio risk to a reinsurance firm. Consequently, if such an issuer incurs unexpected expenses or liabilities in connection with its activities, the issuer may be unable to pay the required interest and/or principal on its issued securities. The catastrophic risk market is historically cyclical, and opportunities to capture gains from price inefficiencies may decline or disappear entirely.

Short Sales. Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Investment Company Shares. The Fixed Income Opportunities Fund and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of Underlying Funds (i.e., other investment companies), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Underlying Funds in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. See “Investment Techniques and Risk Considerations – Multi-Asset Fund” above for more information about the restrictions applicable to and risks associated with acquisitions by a Fund of shares of investment companies under the 1940 Act.

Master Limited Partnerships (MLPs).  The Dividend & Income Fund may as a non-principal investment strategy invest in master limited partnerships (“MLPs”).  An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify for treatment as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Zero Coupon Bonds. The Fixed Income Opportunities Fund and the Money Market Funds (as a principal investment strategy), and the other Bond Funds, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Dividend & Income Fund (as a principal investment strategy) and the other Bond Funds, the Multi-Asset Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Bond Funds, the Multi-Asset Fund and the Equity Funds may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Bond Funds, the Multi-Asset Fund and the Equity Funds may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Bond Funds, the Multi-Asset Fund and the Equity Funds may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established.  Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The Fixed Income Opportunities Fund, the California Money Fund, the California Bond Fund and the Muni High Income Fund (as a principal investment strategy) and the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities.  General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue securities include private activity bonds (“PABs”) and industrial development obligations which are not payable from the unrestricted revenues of the issuer.  The payment of principal and interest on PABs and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Leases. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes (notes sold to provide interim financing until long-term bond financing can be arranged), tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Private Activity and Industrial Development Bonds. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may purchase certain PABs or industrial development bonds, the interest paid on which is exempt from federal income tax(although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Tobacco Settlement Revenue Bonds. The Muni High Income Fund may invest in tobacco settlement revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures,  some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Risks of Certain Types of Municipal Bonds.  At any one time, the Muni High Income Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry. For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Auction Rate Securities. The Muni High Income Fund may buy auction rate securities as a non-principal investment strategy. Auction rate securities are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Derivatives.  Certain Funds may use various types of derivatives (“Financial Instruments”) as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio.  Except as otherwise provided in its prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Investment Manager or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed.  As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some Financial Instruments may be traded.  The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Funds, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, although the SEC recently proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the Funds are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse to a Fund.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Fund. In general, the use of Financial Instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the Financial Instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, futures and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a Fund that invests largely in municipal securities.

Swap Agreements. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps.  A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, each of the Bond Funds, the Multi-Asset Fund and the Equity Funds may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.  Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.  A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities.  Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Futures and Options on Futures. The Fixed Income Securities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC.  The Investment Manager and relevant Sub-Adviser have claimed exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, and therefore are not subject to registration or regulation as a pool operator under that Act. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). In the future, if a Fund’s use of futures, options as futures, or swaps requires the Investment Manager to register as a commodity pool operator with the CFTC, the Investment Manager will do so at that time.

Inverse Floaters.  Each Fund may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Derivatives, Generally.  Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk.  Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker.  Each Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearing houses and which have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions.  In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.  In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.  If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk.  Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class.  Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer.  Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer.  However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer.  The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Over-the-Counter Derivatives Transactions.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI.  Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Investment Manager or Sub-Adviser and verified in appropriate cases. As bilateral OTC transactions are made directly with dealers, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transaparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as a Fund that execute derivatives contracts through an SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Repurchase Agreements. The Money Market Funds (as a principal investment strategy) and the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may enter into repurchase agreements. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of its assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will have the ability to recall securities in order to exercise voting rights with respect to those securities and will receive proceeds from the investment of the collateral. Investing the collateral subjects that investment to market appreciation or depreciation. A Fund will bear any loss on the investment of its cash collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund and the California Bond Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Bank Obligations. The Fixed Income Opportunities Fund, the Money Market Funds and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Collateralized Debt Obligations.  Each Fund may as a non-principal investment strategy invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Eurodollar Certificates of Deposit and Foreign Securities. The Bond Funds, the Multi-Asset Fund and the Equity Funds (except for the Dividend & Income Fund) may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The California Money Fund and the California Bond Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency and Instrumentality Obligations. The Government Money Fund, the Prime Money Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Government Bond Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.  In the case of obligations not backed by the full faith and credit of the Unites States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes  in interest rates.  Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Money Fund, the Prime Money Fund, the Government Bond Fund,  and the Intermediate Fixed Income Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury.  The U.S. government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates.  The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities and Forward Commitments. The Fixed Income Opportunities Fund may (as a principal investment strategy) and the Money Market Funds, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may (as a non-principal investment strategy) invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

Credit Linked Notes. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”)  issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of a CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities.  Such investments will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Bank Loans. The Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and the High Yield Bond Fund (as a non-principal investment strategy) may invest in bank loans.  Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest. The value of such assets will change in response to fluctuations in market spreads and interest rates. In particular, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments. In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.  The Fixed Income Opportunities Fund may invest in U.S. and non-U.S. bank loans.

Loans and other forms of indebtedness may be structured such that they are not securities under securities laws.  As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which a Fund invests, the Funds rely on the Adviser or relevant Sub-Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect a Fund.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities, and other instrumentalities that issue such securities, and will be more susceptible to developments adversely affecting issuers of California securities than a fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State of California and various local agencies in California available as of the date of this SAI and is subject to change. The Funds assume no obligation to independently verify or update this information.

Many factors, including both state and national economic, political, regulatory, social and environmental policies and conditions, which are not within the control of the issuers of state related bonds, could have an adverse impact on the financial condition of the state, its various agencies and political subdivisions, as well as other municipal issuers in California. A variety of events, such as tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers may have an adverse impact on a Fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the state’s economy.

California’s economy and general financial condition affect the ability of state and local governments to raise revenues to make timely payments on their obligations. Events such as budgetary problems at the state level, fiscal weakness or an overall slowdown in the California economy could adversely impact a Fund. Such events can negatively impact the state’s credit rating, make it more expensive for the state to borrow money, and impact municipal issuers’ ability to pay their obligations. Such events could also heighten the risk that prices of debt obligations purchased by a Fund, and a Fund’s net asset value, will experience greater volatility.

California is the most populous state in the nation and has a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of California’s significant industries are sensitive to economic disruptions in their export markets. The state’s rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in the housing market or U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the high technology sector. Moreover, a large and increasing share of the State of California’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and many local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limiting ad valorem taxes on real property and restricting local taxing entities’ ability to raise real property taxes) and 218 (limiting local governments' ability to impose “property related” fees, assessments and taxes) have constrained local governments’ ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

While the portfolio managers of each Fund try to reduce risks by investing in a diversified portfolio of securities, including state related bonds, it is not possible to predict the extent to which any or all of the factors described above will affect the ability of the state or other municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability.

Investments in Irish Subsidiary.  The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and related interests purchased through life settlement transactions. The Fund may invest in life insurance policies directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Irish Subsidiary”).

The principal purpose of investment in the Irish Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings confirming that, in general, income derived from a fund’s offshore subsidiary would not jeopardize the fund’s ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law. The IRS is no longer issuing rulings to that effect and is reportedly reexamining its position with respect to structures of this kind. Each private letter ruling may only be relied upon by the taxpayer to whom it is issued, and the IRS has never issued a private letter ruling specifically addressing an investment in an offshore subsidiary holding life insurance policies. Although the Fund has not received a private letter ruling from the IRS confirming that income from the Irish Subsidiary would be qualifying income for purposes of the Fund’s regulated investment company status (thus satisfying the source-of-income requirements), the Fund has received an opinion of counsel, based on representations from the Fund and the Irish Subsidiary, that actual distributions made to the Fund by the Irish Subsidiary will, more likely than not, be treated as qualifying income. The tax treatment of the policies and the Fixed Income Opportunities Fund’s investments in the Irish Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

The Irish Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Irish Subsidiary has its own board of directors, the Irish Subsidiary is wholly-owned and controlled by the Fixed Income Opportunities Fund. The Subsidiary is advised by the Investment Manager.

The Irish Subsidiary (unlike the Fixed Income Opportunities Fund) may invest an unlimited portion of its net assets in life insurance policies. However, the Irish Subsidiary otherwise is subject to the Fixed Income Opportunities Fund’s investment restrictions and other policies. The Irish Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities. To the extent that the Fixed Income Opportunities Fund invests in the Irish Subsidiary, it will be indirectly exposed to the risks associated with the Irish Subsidiary’s investments, which are discussed elsewhere in the Fund’s Prospectus and this SAI.

The Fixed Income Opportunities Fund and the Irish Subsidiary test for compliance with the Fund’s investment restrictions, including without limitation restrictions on illiquid investment and the use of leverage, on a consolidated basis. However, unlike the Fixed Income Opportunities Fund, the Irish Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.

The Irish Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Nevertheless, the Irish Subsidiary will comply with the 1940 Act restrictions with respect to affiliated transactions and with respect to custody.  U.S. Bank, N.A., the custodian of the Funds’ assets, also serves as custodian of the assets of the Irish Subsidiary.  Changes in the laws of the United States and/or Ireland could affect the ability of the Fixed Income Opportunities Fund and/or the Irish Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Borrowing Policy. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may borrow money as permitted by Section 18 of the 1940 Act and the rules and regulations thereunder, which limit a Fund to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets. Each of the Fixed Income Opportunities Fund and the Emerging Markets Fund, together with its respective subsidiary, complies with the requirements of Section 18 on an aggregate basis. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money.  If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

The Money Market Funds, the Multi-Asset Fund, the Bond Funds (other than the Fixed Income Opportunities Fund and the Intermediate Fixed Income Fund) and the Equity Funds (other than the Dividend & Income Fund and the Emerging Markets Fund) may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets in order to meet redemption requests without immediately selling any portfolio securities. The Trust has entered into a line of credit agreement with the Trust’s custodian for this purpose.  A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.  The Multi-Asset Fund’s Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry or group of industries, except that a Fund (other than the Intermediate Fixed Income Fund, the Dividend & Income Fund and the Emerging Markets Fund) may invest more than 25% of its net assets in the securities of other registered investment companies and each Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Additionally, the Fixed Income Opportunities Fund may invest more than 25% of its net assets in repurchase agreements secured by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry or group of industries, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund’s sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry or group of industries, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

Securities Ratings.  Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Cyber Security Risk.  Investment companies, such as the Trust, and its service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or its service providers, including the Investment Manager, the Sub-Advisers, the Funds’ custodian, the Funds’ transfer agent, any intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset values, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

Technology Risk. The Investment Manager and the Sub-advisers may use various technology in managing the Funds, consistent with their investment objectives and strategies described in the Prospectus and this SAI. For example, proprietary and third-party data and systems may be utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

INVESTMENT RESTRICTIONS – MONEY MARKET FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Market Funds below are non-fundamental and can be changed as to a Money Market Fund by the Board without a vote of shareholders.

The Money Market Funds may not:

1.
*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.	*Concentrate 25% or more of the value of its total assets in any one industry or group of industries; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.	Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Market Funds will invest no more than 5% of their net assets in illiquid securities.

5.	*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.	*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.	*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Market Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier Securities (otherwise referred to as “Eligible Securities”). An Eligible Security is:

(1)	a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody’s, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers’ parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)	a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3)	a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)	a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a “Government Security”).

Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed. The SEC has adopted changes to Rule 2a-7 which will become effective in August 2016 and will, among other things, eliminate this 25% “basket” for money market funds other than “tax exempt” funds, and reduce the “basket” to 15%for tax exempt funds.

INVESTMENT RESTRICTIONS – GOVERNMENT BOND FUND, CORPORATE BOND FUND,
CALIFORNIA BOND FUND, MUNI HIGH INCOME FUND, HIGH YIELD BOND FUND AND U.S. CORE
EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, High Yield Bond Fund and the U.S. Core Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.	Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the U.S. Core Equity Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.	Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.	Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, the U.S. Core Equity Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research.  This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the U.S. Core Equity Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Muni High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund’s Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1.	Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3.	Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.	Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.	Concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry or group of industries, except that the Fund may invest more than 25% of the Fund’s net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.	Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under “Investment Restrictions – Equity and Bond Funds.”  The Multi-Asset Fund looks to the holdings of the Affiliated Underlying Funds when ensuring compliance with its own investment restrictions.

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

INVESTMENT RESTRICTIONS – INTERMEDIATE FIXED INCOME FUND, FIXED INCOME OPPORTUNITIES FUND, DIVIDEND
& INCOME FUND AND EMERGING MARKETS FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund and may not be changed without shareholder approval.

No Fund may:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.	Purchase or sell real estate, or commodities or commodity contracts, except that a Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.	Other than the Fixed Income Opportunities Fund, invest 25% or more of its net assets in the securities of companies engaged in any particular industry or particular group of industries (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities). The Fixed Income Opportunities Fund may not invest more than 25% of its net assets in the securities of companies engaged in any particular industry or particular group of industries provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.	With respect to 75% of its total assets (50% for the Emerging Markets Fund), invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  Up to one-third of a Fund’s total assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

3.	Make any change in a Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act.  Each Trustee other than Mr. Clare  may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.”

Independent Trustees

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	19	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to March 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	19
Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); O’Connor EQUUS (May 2014- present) ; Winton Series Trust and Winton Diversified Opportunities
Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	19	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	Trustee	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	19	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)

James R. Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 1999
Chief Executive Officer of Corinthian Development Company (December 2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013).  Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				19	None
Interested Trustee
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 70	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	19	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986- present); Chief Investment Officer, City National Rochdale (April 2016 - present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 47	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 50	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Assistant Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Greg Francoeur City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Treasurer	Since 2015	Senior Vice President, Segment Finance Manager, Wealth Management Segment, City National Bank (2009 – Present), Chief Financial Officer (Convergent Capital Management, (2003 – 2009).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 33	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011 – present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008- 2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust, including oversight of the valuation of the Funds’ portfolio securities.  The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.
•
Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.
•
Mr. Kozlen, investment management experience as an executive in leadership roles within CNB and affiliated entities, and as past President and Chief Executive Officer of the Trust, and as a Trustee of the Trust.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.
•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Five of the six Board members are Independent Trustees.  Vernon C Kozlen, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Effective April 1, 2015, William R. Sweet, who served as a Trustee of the Trust from 1999 to March 31, 2015, is serving as a Trustee Emeritus of the Trust for a period of one year.  Effective January 1, 2016, Irwin G. Barnet, who served as a Trustee of the Trust from 1999 to December 31, 2015, is serving as a Trustee Emeritus of the Trust for a period of one year. As Trustees Emeritus, Messrs. Sweet and Barnet may attend the meetings of the Board of Trustees or any of its committees, but have no duties, powers or responsibilities with respect to the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2015, the Audit Committee held four meetings. The Board has designated James R. Wolford as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of the Investment Manager and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Investment Manager, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2015, the Investment Committee held four meetings.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2015.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, City National Rochdale’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2015.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel A. Hanwacker	None	None
Jon C. Hunt	Fixed Income Opportunities Fund $50,001-$100,000	$50,001-$100,000
Vernon C. Kozlen
Prime Money Market Fund
$10,001-$50,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
Over $100,000
Corporate Bond Fund
Over $100,000
California Bond Fund
$1-$10,000
High Yield Bond Fund
Over $100,000
Fixed Income Opportunities Fund
Over $100,000
Multi-Asset Fund
$10,001-$50,000
Dividend & Income Fund
Over $100,000
U.S. Core Equity Fund
Over $100,000
Emerging Markets Fund
Over $100,000
Over $100,000
Jay C. Nadel	Muni High Income Fund Fixed Income Opportunities Fund Emerging Markets Fund	Over $100,000 Over $100,000 $50,001-$100,000
James R. Wolford	None	None

Interested Trustee

Andrew S. Clare	None	None

COMPENSATION

The following table sets forth the compensation of the Independent Trustees for the fiscal year ended September 30, 2015.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Daniel A. Hanwacker	$86,128	N/A	N/A	$87,125
Jon C. Hunt	$77,231	N/A	N/A	$78,125
Vernon C. Kozlen	$78,467	N/A	N/A	$79,375
Jay C. Nadel	$77,231	N/A	N/A	$78,125
James R. Wolford	$77,231	N/A	N/A	$78,125

The following table sets forth the compensation of the Interested Trustee for the fiscal year ended September 30, 2015.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Andrew S. Clare	$75,748	N/A	N/A	$76,625

As Trustees Emeritus of the Trust, William R. Sweet and Irwin G. Barnet do not receive any compensation from the Trust; however, they are entitled to reimbursement of expenses related to their attendance at any meetings of the Board of Trustees or its committees.

INVESTMENT MANAGER

City National Rochdale serves as the investment adviser to each Fund.  Prior to April 1, 1999, Berkeley Capital Management (“BCM”) served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the “CNB Management Agreement”) dated as of April 1, 1999, regarding the Trust. The CNB Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, City National Asset Management, Inc. (“CNAM”), a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the rights and obligations of CNB pursuant to the CNB Management Agreement were assumed by CNAM.

Prior to September 10, 2013, CNAM served as the investment adviser for the Government Money Fund, the Prime Money Fund, the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund (the “CNAM Funds”), and Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser for the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund pursuant to an Investment Management Agreement between the Trust and RIM dated as of March 28, 2013 (“RIM Management Agreement,” and together with the CNB Management Agreement, the “Management Agreements”). Effective September 10, 2013, Rochdale was renamed City National Rochdale, LLC and CNAM was reorganized into City National Rochdale.  Effective August 27, 2015, the CNB Management Agreement and the RIM Management Agreement were combined into an Amended and Restated Investment Management between the Trust and City National Rochdale (the “Management Agreement”)

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2015, the Investment Manager had approximately $27.8 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $61.2 billion in assets under administration, which includes $48.4 billion in assets under management, as of December 31, 2015. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. Royal Bank of Canada has approximately $4,609 billion Canadian dollars in assets under administration, which includes $498 billion Canadian dollars in assets under management, as of October 31, 2015.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement is in effect with respect to each Fund, as applicable, for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to any of the Funds. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the fiscal years ended September 30, 2015, September 30, 2014, and September 30, 2013, the Funds paid the Investment Manager (with respect to the CNAM Funds prior to September 10, 2013, CNAM) the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,735,342	$8,585,613	$574,773	$9,263,788	$1,450,394		$7,131,008
Prime Money Fund(1)	$1,208,254	$1,421,875	$907,044	$2,094,848	$1,341,303		$1,741,045
California Money Fund(1)	$0	$2,470,184	$0	$2,592,399	$268,810		$2,274,630
Government Bond Fund	$638,659	$74,005	$679,831	$67,399	$779,341		$(22,673)
Corporate Bond Fund	$478,606	$89,492	$485,349	$82,699	$548,247		$1,150
California Bond Fund	$139,023	$108,968	$95,465	$99,358	$175,452		$(4,484)
Muni High Income Fund(3)	$2,565,032	$0	$793,657	$12,956	N/A		N/A
High Yield Bond Fund	$469,540	$128,007	$697,657	$101,271	$1,086,670		$(6,415)
Intermediate Fixed Income Fund(2)	$937,553	$42,800	$757,369	$59,281	$419,337		$16,303
Fixed Income Opportunities Fund(2)	7,323,002	$247,606	$5,936,590	$165,955	$2,606,172		$139,014
Multi-Asset Fund	$71,233	$43,864	$126,705	$10,665	$187,469	$	N/A
Dividend & Income Fund(2)	$918,760	$44,259	$784,317	$89,902	$530,083		$23,304
U.S. Core Equity Fund*(4)	$887,469	$0	$753,378	$4,157	$364,524	$	N/A
Emerging Markets Fund(2)**	$6,688,305	$290,920	$4,331,474	$145,169	$1,471,189		$115,490

(1)	The Investment Manager has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets. In addition, the Investment Manager has voluntarily agreed to further waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets. There is no guarantee that the Investment Manager will continue to waive and reduce fees and/or reimburse certain expenses in order to maintain such yield floors in the future.

(2)	Includes fees received by the Investment Manager from the Rochdale Predecessor Funds prior to March 29, 2013.

(3)	Includes recovery of previously waived fees amounting to $12,596.

(4)	Includes recovery of previously waived fees amounting to $7,628.

*	The U.S. Core Equity Fund commenced operations on November 30, 2012.
**	The Emerging Markets Portfolio (which is the predecessor to the Emerging Markets Fund) commenced operations on December 14, 2011.

The Investment Manager has voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. The Investment Manager intends to continue these arrangements for the Money Market Funds until further notice and, for Funds other than the Money Market Funds, at least through January 31, 2017. Any fee reductions or reimbursements may be repaid to the Investment Manager as described below.

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	0.63%	0.93%	1.13%
Prime Money Fund	0.38%	0.63%	0.93%	1.13%
California Money Fund	N/A	0.55%	0.85%	1.05%
Government Bond Fund	0.53%	0.78%	1.03%	N/A
Corporate Bond Fund	N/A	0.76%	1.01%	N/A
California Bond Fund	N/A	0.63%	0.88%	N/A
Intermediate Fixed Income Fund	0.51%	N/A	1.01%	N/A
Fixed Income Opportunities Fund	N/A	N/A	1.09%	N/A
Multi-Asset Fund	N/A	1.24%	1.49%	N/A

The Investment Manager intends to seek potential recovery of amounts waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2015, the Investment Manager recaptured fees it had previously waived in the following amounts: $5,956 for the U.S. Core Equity Fund and $12,956 for the Municipal High Income Fund.

For the fiscal year ended September 30, 2014, the Investment Manager recaptured fees it had previously waived in the following amount: $96,992 for the Fixed Income Opportunities Fund.

For the fiscal period ended December 31, 2012, the Rochdale Predecessor Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts.

Fiscal Year Ended 12/31/12
Dividend & Income Portfolio
Advisory fee accrued	$828,073
Fees waived and expenses absorbed	$0
Total fees paid to Investment Manager	$828,073
Intermediate Fixed Income Portfolio
Advisory fee accrued	$455,479
Fees waived and expenses absorbed	$0
Total fees paid to Investment Manager	$455,479
Fixed Income Opportunities Portfolio
Advisory fee accrued	$2,901,612
Fees waived and expenses absorbed	$0
Total fees paid to Investment Manager	$2,901,612
Emerging Markets Portfolio
Advisory fee accrued	$857,924
Fees waived and expenses absorbed	$0
Total fees paid to Investment Manager	$857,924

During the fiscal periods ended March 29, 2013 and December 31, 2012, pursuant to an investment advisory agreement between the Investment Manager and Rochdale Investment Trust, the Investment Manager recouped the following amounts from the Rochdale Predecessor Funds for expenses previously reimbursed during the three preceding periods:

Portfolio	2013	2012
Dividend & Income Portfolio	$0	$5,751
Intermediate Fixed Income Portfolio	$0	$5,028
Emerging Markets Portfolio*	$0	$17,988

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

The Investment Manager also provided certain administrative services to the Rochdale Predecessor Funds pursuant to the terms of a services agreement dated May 24, 2006, including providing individuals to serve as executive officers to Rochdale Investment Trust, providing the services of a qualified individual to serve as Rochdale Investment Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of Rochdale Investment Trust’s other service providers.  For these services, the Investment Manager was paid, on a per fund basis, a fee based upon the average daily net assets of the Rochdale Predecessor Funds at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion.  The Investment Manager received the following payments under this agreement during the last three fiscal years.

Portfolio	Fiscal Year Ended 12/31/12
Dividend & Income Portfolio	$191,094
Intermediate Fixed Income Portfolio	$170,805
Fixed Income Opportunities Portfolio	$755,318
Emerging Markets Portfolio*	$128,689

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

Summaries of the Board’s considerations associated with its approval of the renewal of the Management Agreements are included in the Trust’s Annual Report for the fiscal year ended September 30, 2015.

SUB-ADVISERS

The High Yield Bond Fund

Guggenheim Investment Management, LLC (“GIM”) entered into a sub-advisory agreement effective April 15, 2009 (the “Guggenheim Sub-Advisory Agreement”) with the Investment Manager pursuant to which GIM served as discretionary investment adviser to the High Yield Bond Fund. Effective June 30, 2012, GIM combined its business with another wholly-owned subsidiary of GIM’s parent company and formed Guggenheim Partners Investment Management, LLC (“Guggenheim”), and GIM assigned its rights and obligations under the Guggenheim Sub-Advisory Agreement to Guggenheim.  The Guggenheim Sub-Advisory Agreement provides that Guggenheim shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Guggenheim Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Guggenheim Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Guggenheim Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days’ written notice to Guggenheim, or by Guggenheim on not less than 60 days’ written notice to the Trust.

The Investment Manager pays Guggenheim a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal years ended September 30, 2015, 2014 and 2013, the Investment Manager paid GIM and Guggenheim, as applicable, approximately $416,929, $536,055 and $649,222 in sub-advisory fees, respectively.

A summary of the Board’s considerations associated with its approval of the Guggenheim Sub-Advisory Agreement is included in the Trust’s Annual Report dated September 30, 2015.

The Fixed Income Opportunities Fund

Each of Seix, Federated, GML Capital, Alcentra, Ashmore and AllFinancial serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant  to  a  sub-advisory  agreement  (collectively,  the  “Sub-Advisory  Agreements”) with  the  Investment Manager.  Seix, Federated and GML Capital have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. Alcentra has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014.  Ashmore and AllFinancial have served as sub-advisers to the Fixed Income Opportunities Fund since June 2014.  As of September 30, 2015, the portion of the Fixed Income Opportunities Fund managed by each of Seix, Federated, GML Capital, Alcentra, Ashmore and AllFinancial is set forth in the following table.

Sub-Adviser	Percentage of Fund Managed
Seix	21.39%
Federated	21.20%
GML Capital	15.16%
Alcentra	9.60%
Ashmore	14.63%
AllFinancial	18.02%

The Investment Manager is responsible for allocating the assets among the Sub-Advisers. Each Sub-Adviser manages the investments of its portion of the Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Investment Manager.

The Investment Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets managed by the Sub-Adviser and is accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees to the Sub-Advisers named above for the years ended September 30, 2015, 2014, and 2013.

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Sub-Advisory Fees(1)	$6,382,309	$5,012,930	$3,007,112

(1)	For periods prior to March 29, 2013, amounts represent sub-advisory fees paid by the Investment Manager on behalf of the Rochdale Predecessor Fund.

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Fund or Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

In December 2013, Seix informed the Investment Manager that employees of RidgeWorth Investments (“RidgeWorth”), Seix’ parent company, in partnership with Lightyear Capital, a private equity firm, had entered into an agreement to acquire RidgeWorth from SunTrust Banks, Inc. The transaction closed May 30, 2014. Under the 1940 Act, the transaction resulted in an assignment and termination of Seix’ current sub-advisory agreement with respect to the Fixed Income Opportunities Fund. In anticipation of the transaction, the Board of Trustees of the Trust approved a new sub-advisory agreement between the Investment Manager and Seix with respect to the Fund, which became effective on the date of the closing of the RidgeWorth transaction.

A summary of the Board’s considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of Seix, Federated, GML Capital, Alcentra, Ashmore and AllFinancial is included in the Funds’ Annual Report for the year ended September 30, 2015.

PORTFOLIO MANAGERS

Information regarding City National Rochdale and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2015, unless otherwise indicated.

Government Bond Fund, Corporate Bond Fund, California Bond Fund, Intermediate Fixed Income Fund, Dividend & Income Fund, Multi-Asset Fund, U.S. Core Equity Fund and Emerging Markets Fund

City National Rochdale manages the investment portfolios of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, Intermediate Fixed Income Fund, Dividend & Income Fund, Multi-Asset Fund, U.S. Core Equity Fund and Emerging Markets Fund.

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Paul C. Single and Sean Johnson.

Mr. Single manages the following accounts (including the Government Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$5,990	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	35	$59.2	0	$0

Mr. Johnson manages the following accounts (including the Government Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$151.9	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	39	$43.8	0	$0

Mr. Single does not own any shares of the Government Bond Fund. Mr. Johnson owns shares of the Government Bond Fund worth $10,001 - $50,000.

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are William C. Miller and David Krouth.

Mr. Miller manages the following accounts (including the Corporate Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$6,263	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	28	$323.4	0	$0

Mr. Krouth manages the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$400.1	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$2.0	0	$0

Neither Mr. Miller nor Mr. Krouth owns any shares of the Corporate Bond Fund.

California Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Gregory Kaplan and Kathleen Meyer.

Mr. Kaplan manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$974.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	32	$636.6	0	$0

Ms. Meyer manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$96.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	53	$206.3	0	$0

Neither Mr. Kaplan nor Ms. Meyer owns any shares of the California Bond Fund.

Intermediate Fixed Income Fund

The individuals with primary responsibility for managing the Intermediate Fixed Income Fund are William C. Miller and David Krouth. Additional information about Messrs. Miller and Krouth is set forth above under “Corporate Fund.”

Neither Mr. Miller nor Mr. Krouth owns any shares of the Intermediate Fixed Income Fund.

Multi-Asset Fund

The individuals with primary responsibility for managing the Multi-Asset Fund are William C. Miller, Thomas A. Galvin and Fang Q. Zhou. Additional information about Mr. Miller is set forth above under “Corporate Bond Fund.”

Mr. Galvin manages the following accounts (including the Multi-Asset Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$20.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$39.2	0	$0

Mr. Zhou manages the following accounts:
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$20.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

None of Messrs. Miller, Galvin or Zhou own any shares of the Multi-Asset Fund.

Dividend & Income Fund

The individual with primary responsibility for managing the Dividend & Income Fund is David Abella.

Mr. Abella manages the following accounts (including the Dividend & Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$187.7	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Abella owns shares of the Dividend & Income Fund worth $10,001 - $50,000.

U.S. Core Equity Fund

The individual with primary responsibility for managing the U.S. Core Equity Fund is Thomas A. Galvin. Additional information about Mr. Galvin is set forth above under “Multi-Asset Fund.”

Mr. Galvin owns shares of the U.S. Core Equity Fund worth between $100,001 - $500,000.

Emerging Markets Fund

The individual with primary responsibility for managing the Emerging Markets Fund is Anindya Chatterjee.

Mr. Chatterjee manages the following accounts (including the Emerging Markets Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$684.2	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Chatterjee owns shares of the Emerging Markets Fund worth $50,001 to $100,000.

Muni High Income Fund

The individual with primary responsibility for managing the Muni High Income Fund is William Black.

As of March 31, 2016, Mr. Black manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

As of March 31, 2016, Mr. Black does not own shares of the Muni High Income Fund.

High Yield Bond Fund

Guggenheim manages the investment portfolio of the High Yield Bond Fund. The day-to-day portfolio management is shared by two Portfolio Managers who operate as a team. Jeffrey Abrams, Senior Managing Director and Thomas Hauser, Managing Director, are the lead portfolio managers and Kevin Gundersen, Senior Managing Director, is secondary portfolio manager. Mr. Abrams, Mr. Hauser and Mr. Gundersen have been with Guggenheim since 2002.

Mr. Abrams managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	9	$4,156.6	1	$76.1
Other Pooled Investment Vehicles:	41	$11,841.8	17	$5,567.5
Other Accounts:	50	$6,746.9	6	$389.5

Mr. Hauser managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	7	$3,341.6	1	$76.1
Other Pooled Investment Vehicles:	40	$11,669.1	18	$5,809.1
Other Accounts:	50	$7,192.1	7	$770.4

Mr. Gundersen managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	12	$7,199.2	1	$76.1
Other Pooled Investment Vehicles:	41	$11,841.8	17	$5,567.5
Other Accounts:	49	$7,063.5	7	$770.4

Guggenheim compensates its portfolio management staff for their management of the High Yield Bond Fund’s portfolio. Guggenheim evaluates compensation qualitatively based on employees' contribution to investment performance and factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. Guggenheim’s deferred compensation programs include equity that vests over a period of years. All Guggenheim employees are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Guggenheim believes that competitive compensation is both a method to reward investment professionals for exemplary performance and a recruitment tool to attract talented new employees. The firm’s compensation system consists of base salaries and incentive compensation. Base salaries are competitive with market rates and incentive compensation is driven by both firm performance and individual contributions to investment performance. Incentive compensation for the investment team accounts for approximately two-thirds of total compensation. Guggenheim’s incentive compensation system comprises cash, phantom equity, and profit-sharing. Phantom equity grants are a meaningful portion of the compensation awarded to senior investment professionals, aligning employee incentives with the long-term objectives of Guggenheim’s clients and the firm.

The firm offers bonuses, profit sharing and phantom stock as part of its incentive compensation. All senior investment professionals are eligible to participate in this compensation program. Phantom units are awarded as part of an investment professional’s incentive compensation and are fully vested. However, any appreciation in the value of units since the date of an award will “cliff vest” over four years if the employee remains employed by Guggenheim on the third anniversary of the award date. Discretionary distributions on phantom units are payable to employees in cash, ratably with the firm’s common units. Distributions begin 36 months after an award is credited under the program. Awards are valued as of the valuation date preceding the distribution date. Each year’s awards will be distributed over a four-year period, and 25% of the units included in an award will be distributed each year in either cash or common units.

None of Messrs. Abrams, Hauser or Gundersen owns any shares of the High Yield Bond Fund.

Fixed Income Opportunities Fund

Portions of the Fixed Income Opportunities Fund are managed by Garrett D’Alessandro and William C. Miller, Jr. of City National Rochdale, George Goudelias of Seix, Mark Durbiano of Federated, Stefan Pinter, Theodore Stohner and Maxim Matveev of GML Capital, Graham Rainbow of Alcentra, Mark Coombs, Robin Forrest, Herbert Saller and Ricardo Xavier of Ashmore, and Michael Krasnerman of AllFinancial.

City National Rochdale Portfolio Managers.  Additional information about Mr. Miller is set forth above under “Corporate Bond Fund.”

As of March 31, 2016, Mr. D’Alessandro manages the following accounts (including the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,783	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Messrs. Miller and D’Alessandro do not own any shares of the Fixed Income Opportunities Fund.

Seix Portfolio Managers. Mr. Goudelias manages the following accounts (including Seix’ portion of the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$6,344	0	$0
Other Pooled Investment Vehicles:	10	$3,837	9	$3,241
Other Accounts:	2	$137	0	$0

Seix’s portfolio manager compensation package is comprised of two components: base salary and an annual incentive award. Base salary is set at competitive market levels for comparable positions at major institutional asset management firms. In addition, five key leveraged finance investment professionals participate in an equity ownership plan.

A Seix portfolio manager’s annual bonus is based predominantly on investment performance relative to relevant peer groups over the one- and three-year rolling periods. Bonus awards are capped based on attainment of peer group rankings that reward competitive results, but do not encourage excessive risk taking. Compensation is not based on the value of assets held in a portfolio.

Seix seeks to maintain a performance oriented culture that entails a purposeful approach to total compensation for senior investment and business professionals. To that end, the primary component of its total compensation is a performance oriented incentive compensation plan that is designed to align client and business interests explicitly in a way that supports measure growth of its business as its clients’ assets increase. This goal is supplemented by an equity ownership plan in which select investment professionals, including George Goudelias, participate, which is also designed to align client and business interests.

Mr. Goudelias beneficially owns between $100,001-$500,000 of the Fixed Income Opportunities Fund.

Federated Portfolio Managers. Mr. Durbiano manages the following accounts (including Federated’s portion of the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	22	$12,536	0	$0
Other Pooled Investment Vehicles:	3	$280	0	$0
Other Accounts:	2	$90	1	$234

Mr. Durbiano is paid a fixed base salary and a variable annual incentive. His base salary is determined within a market competitive position-specific salary range, based on his experience and performance. The annual incentive amount is determined based primarily on “Investment Product Performance (IPP),” which with respect to the Fixed Income Opportunities Fund is generally measured on a rolling 1-, 3-, and 5-calendar year pre-tax gross return basis as compared to the high yield portion of the Fund’s benchmark and as compared to the high yield portion of the Fund’s designated peer group of comparable accounts, in addition to other factors; and to a lesser extent, “Financial Success,” which is determined by senior management and is designed to tie Mr. Durbiano’s bonus in part to Federated’s overall financial results. Mr. Durbiano may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fixed Income Opportunities Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mr. Durbiano does not own any shares of the Fixed Income Opportunities Fund.

GML Capital Portfolio Managers. Messrs. Pinter, Stohner and Matveev manage the following accounts:

Stefan Pinter

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	2	$127.2	2	$127.2
Other Accounts:	0	$0	0	$0

Theodore Stohner

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$15.5	1	$15.5
Other Accounts:	0	$0	0	$0

Maxim Matveev

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$15.5	1	15.5
Other Accounts:	0	$0	0	$0

GML Capital is a limited liability partnership, and each portfolio manager is a member of the partnership. Members receive monthly partnership draws, which are generally fixed amounts. However, these monthly partnership draws are not contractual and are paid subject to the availability of financial resources. Members may also receive discretionary bonuses by way of additional partnership draws, and which are typically awarded annually.

None of Messrs. Pinter, Stohner and Matveev own any shares of the Fixed Income Opportunities Fund.

Alcentra Portfolio Manager. Mr. Rainbow manages the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	17	$6,727	17	$6,727
Other Accounts:	5	$1,989	0	$0

Alcentra’s compensation structure generally includes a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align employees’ interest with the firm’s longer term goals.

Alcentra Limited, as a regulated entity, is required to comply with the FCA’s Remuneration Code. All firms within scope are expected to ensure that their remuneration policies, practices and procedures are clear and documented. The Human Resources and Compensation Committee of BNY Mellon, the ultimate parent company of Alcentra, oversees BNY Mellon’s (including Alcentra’s) enterprise-wide employee compensation and benefit policies and programs. It reviews and is responsible for other compensation plans, policies and programs in which the executive officers participate and the incentive, retirement, welfare and equity plans in which all employees participate. All decisions in relation to employee compensation are based on an annual appraisal process and are made by Alcentra in consultation with the group’s remuneration committee.

Portfolio managers are compensated based on the performance of the product, not the growth of assets under management. The following are taken into consideration when assessing the compensation of a portfolio manager: good asset selection and trade execution, management of portfolio risk, market timing and securing good allocations of new primary deals for which the market demand is high. References from other market participants may be sought. In addition, performance is taken into account, after fees and expenses and often compared to a benchmark, if applicable. Performance is measured with respect to various time frames which include, since the portfolio manager started management of the fund to more intervals, such as year-to-date.

Mr. Rainbow does not own any shares of the Fixed Income Opportunities Fund.

Ashmore Portfolio Managers. Messrs. Coombs, Forrest, Saller and Xavier manage the following accounts:

Type of Accounts	Total # of Accounts Managed*	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$1,923	0	$0
Other Pooled Investment Vehicles:	68	$12,509	20	$3,976
Other Accounts:	85	$34,098	15	$3,682
*	For accounts managed by Ashmore Investment Management Limited and Ashmore Investment Advisors Limited only.

Ashmore’s compensation philosophy is designed to align the interests of clients and employees and to deliver long term stability. It seeks to incentivize employees to focus on generating attractive long term results and to build strong, enduring client relationships. The compensation structure for all employees provides for base salaries which are capped and benchmarked at the lower end of the market range (in order that fixed costs are kept tightly controlled) and total compensation which benchmarks at the higher end of the market range subject to personal and company performance.

Discretionary variable compensation payments are determined by the Ashmore Group plc board Remuneration Committee and the Awards Committee. There is no formulaic link to performance, rather bonus levels are typically a function of company profitability and the importance of the employee’s contribution to results. Bonuses are determined for each employee in line within an overarching philosophy of collective responsibility.

For Ashmore investment professionals, portfolio performance is just one of several factors that are taken into consideration when determining variable remuneration. Discretionary variable compensation payments reflect Ashmore’s team-based investment approach and the philosophy of collective responsibility stated above. Ashmore does not believe a formulaic approach is necessary as its Chief Executive Officer and Chairman of the Ashmore Investment Committee has daily contact with its investment team and is able to make a thorough and on-going assessment of individual contribution and performance over a multi-year basis on both an absolute and relative basis.

Currently, a minimum of 40% of any discretionary variable compensation earned by employees (other than for certain employees who have under one year’s service at the point when annual bonuses are determined and paid) is received in the form of a restricted share award which is deferred and cliff vests after a period of five years.

In addition, the opportunity exists for the company to allow employees to commute up to 50% of the annual cash bonus earned into the company’s shares or to take the entire 60% of bonus as cash. If a deferral of bonus is allowed by Ashmore and is voluntarily elected, the deferral period is also five years with deferred shares then subject to a matching award that is currently of equal value to the bonus commuted and which is also deferred for five years.

In addition to financial benefits such as a non-contributory pension scheme, group life assurance, income protection insurance and an annual discretionary bonus scheme, Ashmore also offers non-financial benefits including as a private medical insurance scheme, annual wellbeing medicals, childcare vouchers and holidays to ensure appropriate work/life balance of its employees.

Messrs. Coombs, Forrest, Saller and Xavier do not own any shares of the Fixed Income Opportunities Fund.

AllFinancial Portfolio Managers. Mr. Krasnerman manages the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$386.1	0	$0

As the CEO of All Financial Group LLC, the indirect parent company of AllFinancial, Mr. Krasnerman’s compensation is the net income of All Financial Group LLC.

Mr. Krasnerman does not own any shares of the Fixed Income Opportunities Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Multi-Asset Fund may invest in affiliated funds (i.e., the Money Market Funds, the Bond Funds, and the Equity Funds, for which the Investment Manager serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliates serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

Seix
George Goudelias, Senior Portfolio Manager and Head of Leveraged Finance at Seix, has been dedicated to the Seix Leveraged Loan Management strategy since its inception. This strategy includes the Fixed Income Opportunities Fund, the RidgeWorth Seix Floating Rate High Income Fund (I Shares ticker SAMBX), two separately managed leveraged loan mandates and nine collateralized loan obligations.  The nine collateralized loan obligations has a performance-based fee structure in place. Seix also uses leveraged loans as an opportunistic allocation in other funds, including a limited partnership, and separate accounts that allow them.

Seix has procedures in place to ensure that trades are allocated fairly among accounts, including monitoring of allocations by the compliance team. Seix will, in most cases, aggregate transactions on behalf of various accounts. Seix will allocate aggregated transactions to all participating eligible client accounts in a fair and equitable manner consistent with its trade allocation procedures, fiduciary obligations and each participating client’s investment guidelines and investment management agreement.

GML Capital

GML Capital may act for more than one client, and/or for other GML Capital-related entities in relation to a particular investment opportunity. When there is an element of scarcity in respect of a particular investment (either in terms of a scarcity of sellers or a scarcity of buyers), GML Capital will allocate the investment opportunity in accordance with its policy on aggregation and allocation of orders, which requires GML Capital to take into account objective criteria when deciding how to allot the investment opportunity.

GML Capital acknowledges the inherent conflict of interest and best execution concerns in a transaction involving an investment in which both parties are clients of GML Capital, such as cross trades. In such a transaction, in order to protect the interests of both clients, GML Capital takes every precaution to ensure that its Conflicts of Interest Policy and Best Execution Policy (which are contained within the GML Capital Compliance Manual) are strictly adhered to. The potential conflict is recorded in GML Capital's Conflicts of Interest Log. Any such transaction is authorized only after it can be satisfied that the proposed execution thereof fairly reflects the interests of each client, taking into account such factors as suitability, price, costs, speed, liquidity, settlement, client objectives, order size/nature and venue as appropriate. Managing multiple funds and/or other accounts may result the portfolio manager devoting unequal time and attention to the management of each fund and/ or other accounts. GML Capital seeks to manage the competing interest for the time and attention of portfolio managers by ensuring that a number of GML Capital professionals are actively involved in the management and/or analytical work of each fund or mandate.

Federated

As a general matter, certain conflicts of interest may arise in connection with a Federated portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fixed Income Opportunities Fund from being negatively affected as a result of any such potential conflicts.

Guggenheim

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the High Yield Bond Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the High Yield Bond Fund, track the same indices the High Yield Bond Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. The other accounts might also have different investment objectives or strategies than the High Yield Bond Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the High Yield Bond Fund. Because of his or her position with the High Yield Bond Fund, the portfolio manager knows the size, timing and possible market impact of the High Yield Bond Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the High Yield Bond Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the High Yield Bond Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the High Yield Bond Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the High Yield Bond Fund and another account. Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, which may include rotation and using a rotation list.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the High Yield Bond Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the High Yield Bond Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he/she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Alcentra

Alcentra has adopted an Allocation of Investment Opportunities Amongst Client Funds policy in order to ensure that investment opportunities are allocated among different investment funds in a fair and equitable manner.

Alcentra seeks to identify potential allocation issues as early in the investment process as possible so that Alcentra can effectively manage any conflicts or potential conflicts that may arise. The Alcentra portfolio managers for a fund who originate the investment opportunity, including the Chief Investment Officer, are responsible for assessing whether the investment opportunity fits within the investment objectives of any other fund. If the Alcentra Investment Committee approves the investment opportunity and the portfolio managers desire to invest more than one fund’s capital commitments to such investment, then the investment opportunity is expected to be allocated fairly among those funds. When an allocation of an asset is apportioned among more than one fund the price of the asset is the same for each fund.

Some of the funds managed by Alcentra are closed-end funds with fixed amounts of capital to invest. Once investments in the portfolio are sold, the proceeds may be used to purchase new assets during the reinvestment period. As most leveraged loans in which the funds invest contain prepayment provisions, available cash in any one of these structures can vary from time to time. After the reinvestment period the proceeds are usually required to pay down the liabilities of the fund and generally cannot be reinvested by the fund (subject to certain exceptions in some funds for the recycling of temporary investments and recycling of distributions). Other funds managed by Alcentra are open ended structures which are subject to subscriptions and redemptions. Accordingly, available liquidity is an important factor in determining what investments can be acquired by a fund.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, when a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise when: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, adviser or general partner to, and may receive different rates of remuneration (including investment management/ advisory fees and performance fees) from, multiple client accounts. While Ashmore may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and therefore the value of Ashmore’s remuneration based thereon, Ashmore will at all times have regard to its obligations to each client, taking into account such client’s investment restrictions and other relevant factors.

Investment as principal — Ashmore has from time to time taken, and may from time to time take, a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. Ashmore has and may also in the future co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of, or acquires part or all of, a client fund’s assets or client fund itself. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions Ashmore makes for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Principal transactions by Ashmore are made subject to policy and limits specified from time to time by the Board of Ashmore Group plc. Ashmore’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Ashmore staff personal investments — Certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company. All Ashmore directors and employees are subject to the Ashmore Personal Account Dealing Code.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients (and as referred to above applicable investments as principal).

The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or sold. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that Ashmore clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, among others. Ashmore’s policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may potentially charge the higher of the two management fees and could double-charge performance fees where one fund invests in another emerging markets fund. Ashmore currently elects not to receive double performance fees on any such investments.

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

AllFinancial

AllFinancial receives sub-advisory fees with respect to the Fixed Income Opportunities Fund, which fees are paid by the Adviser out of its advisory fees. AllFinancial does not receive any fees (upfront, ongoing or otherwise) from the insureds, brokers, agents or the insurance companies of the policies sold to the Fixed Income Opportunities Fund.  The Fixed Income Opportunities Fund has retained and pays Financial Life Services, LLC, an affiliate of AllFinancial, a service fee to provide certain administrative services with respect to the policies held by the Fixed Income Opportunities Fund or its Subsidiary.

Currently, AllFinancial does not provide advisory services to any clients other than the Fixed Income Opportunities Fund.  However, AllFinancial has agreed that for so long as its Sub-Advisory Agreement is in effect, AllFinancial will offer first to the Investment Manager in writing for acquisition by the Fixed Income Opportunities Fund any life insurance policy that meets the Fund’s investment criteria at least seven days prior to  a) offering such policy to any other client of AllFinancial or any client of any of its affiliates, or b) acquiring such policy for itself, any of its principals, officers or employees, or any of its affiliates.

AllFinancial and/or its affiliates may hold life insurance policies for their own investment accounts.  AllFinancial has adopted policies and procedures that do not allow any such life insurance policies to be sold to the Fixed Income Opportunities Fund.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain Funds’ shares.

For the fiscal years ended September 30, 2015, 2014, and 2013, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$754,712	$169,810	$577,652	$167,463	$1,027,038	$298,172
Prime Money Fund(1)	$276,626	$62,241	$235,087	$67,007	$383,603	$111,368
California Money Fund(1)	$254,175	$127,312	$94,422	$166,037	$292,646	$84,962
Government Bond Fund	$131,425	N/A	$125,323	N/A	$70,667	N/A
Corporate Bond Fund	$127,536	N/A	$119,819	N/A	$55,082	N/A
California Bond Fund	$119,309	N/A	$107,834	N/A	$25,275	N/A
Muni High Income Fund	$197,132	N/A	$102,691	N/A
High Yield Bond Fund	$120,582	N/A	$118,420	N/A	$66,500	N/A
Intermediate Fixed Income Fund	$144,510	N/A	$130,947	N/A	$78,271	N/A
Fixed Income Opportunities Fund	$427,429	N/A	$374,938	N/A	$340,890	N/A
Multi-Asset Fund	$108,034	N/A	$100,242	N/A	$15,180	N/A
Dividend & Income Fund	$135,824	N/A	$125,504	N/A	$70,265	N/A
U.S. Core Equity Fund	$140,302	N/A	$123,066	N/A	$34,832	N/A
Emerging Markets Fund	$218,593	N/A	$172,118	N/A	$92,067	N/A

(1)	The Administrator has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets. There is no guarantee that the Administrator will continue to waive and reduce fees and/or reimburse certain expenses in order to maintain such yield floors in the future.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Money Market Funds, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of City National Rochdale, that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds.

CUSTODIANS

Pursuant to a custodian agreement, U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Trust’s and the Irish Subsidiary’s assets. Deutsche Bank AG, located at Deutsche Bank House, Hazarimal Somani Marg, Fort, Mumbai 400 001, India, serves as the custodian of the Mauritius Subsidiary's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, BBD, LLP, audits and reports on the annual financial statements of the Funds and may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of BBD, LLP is 1835 Market Street Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. The address of Morgan, Lewis & Bockius LLP is 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

Dechert LLP serves as counsel to the Independent Trustees. The address of Dechert LLP is 2010 Main Street, Suite 500, Irvine, California 92614.

SERVICER

The Fixed Income Opportunities Fund and its Subsidiary have retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding life insurance policies pursuant to the terms of a Servicing Agreement. The address of FLS is 60 Long Ridge Road, Suite 205, Stamford, Connecticut 06902.

The Fixed Income Opportunities Fund or its Subsidiary pays FLS an annual servicing fee on each policy held by the Fund or Subsidiary, as applicable.  FLS will perform certain administrative services with respect of each policy, including: maintaining copies of documents evidencing the Fund’s purchase of policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; tracking the life status and contact information of the insureds; and obtaining certain premium payment projections. FLS will also provide certain reports to the Fixed Income Opportunities Fund and its Subsidiary relating to the policies.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser. The Investment Manger complies with Section 28(e) of the Securities Exchange Act of 1934 in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. On September 30, 2015, the Funds held securities of its “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Government Money Fund	Wells Fargo	$343,000
	Barclays	$47,000

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Prime Money Fund	Goldman Sachs	$125,000
	Wells Fargo	$57,000
	Barclays	$32,984
	Bank of America	$30,000
California Money Fund	JP Morgan	$66,260
Government Bond Fund	None	--

Corporate Bond Fund	JP Morgan	$2,717
	Morgan Stanley	$2,556
	Deutsche Bank	$2,495
	Wells Fargo	$2,475
	Goldman Sachs	$2,291
	UBS	$2,178
	Barclays	$1,923
	Citigroup	$1,316
California Bond Fund	JP Morgan	$1,000
Muni High Income Fund	None	--
High Yield Bond Fund	Citigroup	$573
	JP Morgan	$491
	Goldman Sachs	$293
Intermediate Fixed Income Fund	JP Morgan	$5,759
	Morgan Stanley	$5,399
	Goldman Sachs	$2,603
	Citigroup	$2,318
	Bank of America	$1,223
	UBS	$422
	Wells Fargo	$103
	Barclays	$12
	Goldman Sachs	$624
	JP Morgan	$483
	Citigroup	$249
Fixed Income Opportunities Fund	None	--
Multi-Asset Fund	None	--
Dividend & Income Fund	JP Morgan	$2,202
	Wells Fargo	$510
U.S. Core Equity Fund	JP Morgan	$4,866
	Wells Fargo	$4,098
Emerging Markets Fund	None	--

BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2015	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Municipal High Income Fund	$120.15	N/A	N/A	N/A
High Yield Bond Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$145.85	N/A	N/A	N/A
Multi-Asset Fund	$12,883.58	N/A	N/A	N/A
Dividend & Income Fund	$7,933.19	N/A	N/A	N/A
U.S Core Equity Fund	$89,838.93	N/A	N/A	N/A
Emerging Markets Fund	$1,044,435.98	N/A	N/A	N/A

Year Ended September 30, 2014	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	$3,279.50	N/A	N/A	N/A
Fixed Income Opportunities Fund	$0	N/A	N/A	N/A
Multi-Asset Fund	$12, 196.26	N/A	N/A	N/A
Dividend & Income Fund	$18,752.31	N/A	N/A	N/A
U.S. Core Equity Fund	$131,002.88	N/A	N/A	N/A
Emerging Markets Fund	$1,141,437.62	N/A	N/A	N/A

Year Ended September 30, 2013	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	N/A	N/A	N/A	N/A
Intermediate Fixed Income Fund	$2,037.00	N/A	N/A	N/A
Fixed Income Opportunities Fund	$0	N/A	N/A	N/A
Multi-Asset Fund	$17,813.12	N/A	N/A	N/A
Dividend & Income Fund	$47,889.46	N/A	N/A	N/A
U.S. Core Equity Fund	$85,899.23	N/A	N/A	N/A
Emerging Markets Fund	$450,908.85	N/A	N/A	N/A

For the fiscal year ended September 30, 2015, of the total brokerage commissions paid by the Multi-Asset Fund, an amount of $ 12,883.58 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services. For the fiscal year ended September 30, 2015, of the total brokerage commissions paid by the U.S. Core Equity Fund, an amount of $89,838.93 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services.  For the fiscal year ended September 30, 2015, of the total brokerage commissions paid by the Dividend & Income Fund, a total of $7,933.19 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services. For the fiscal year ended September 30, 2015, of the total brokerage commissions paid by the Emerging Markets Fund, a total of $1,044,435.98 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time. Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Market Funds’ net asset values per share are determined (each a “Business Day”), the Money Market Funds’ net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 3:00 p.m., Eastern Time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m., Eastern Time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Market Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market (generally including MLPs), other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”(generally including MLPs).

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

For U.S. federal income tax purposes, each Fund’s capital losses that arose in taxable years beginning on or before December 22, 2010 (“Pre-2011 Losses”) can generally be carried forward for a maximum of eight years to offset future capital gains. As of September 30, 2015, the breakdown of expiration dates for the Funds’ carryforwards of Pre-2011 Losses was as follows:

	Expiring September 30,
	2015	2017	2018	2019	Total
Fund	(000)	(000)	(000)	(000)	(000)
Multi-Asset Fund	—	$74	—	—	$74

	Expiring December 31,
	2016	2017	2018	Total
Fund	(000)	(000)	(000)	(000)
Intermediate Fixed
Income Fund	$—	$192	2,240	$2,432

Net short-term and long-term capital losses incurred by a Fund in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward for an unlimited period. However, any carryforwards of Post-2010 Losses must be fully utilized before a Fund will be permitted to use carryforwards of Pre-2011 Losses. Carryforwards of Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as is the case for Pre-2011 Loss carryforwards. As of September 30, 2015, the Funds had the following carryforwards of Post-2010 Losses:

Fund	Short-Term Loss (000)		Long-Term Loss (000)		Total (000)*
Prime Money Market Fund		$12		$—	$12
Government Bond Fund		$81		$--	$81
Intermediate Fixed Income Fund		$49	$		$49
Fixed Income Opportunities Fund		$765		$24	$789
Emerging Markets Fund		$1,305		$816	$2,121
High Yield Bond Fund	$	---		$13	$13

*	This table should be used in conjunction with the table showing Pre-2011 Losses.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders.    In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

If a Fund invests in the equity securities of an MLP, the Fund will generally be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.   MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a partner exceeds the partner’s basis in its MLP interest.  The Funds expect that any cash distributions they may receive with respect to investments in equity securities of MLPs will exceed net taxable income allocated to them from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated by the MLPs.  No assurance, however, can be given in this regard.

Additionally, depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years.  When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the applicable Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of recapture.  In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. If at least 50% of the value of a Fund’s assets is represented by interests in other RICs at the close of each quarter of its taxable year, the Fund may make the same election, treating both qualified foreign taxes paid by the Fund and qualified foreign taxes paid by underlying RICs in which the Fund invests as paid by its shareholders.  For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund and RICs in which the Fund invests, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deduction for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

The use of the fund-of-funds structure by the Multi-Asset Fund could adversely affect the amount, timing and character of distributions to its shareholders. The Multi-Asset Fund invests most or all of its assets in underlying funds that are taxed as RICs. Those RICs will be required to distribute their income and gains on an annual basis, but cannot distribute losses. As a result, the Multi-Asset Fund generally will not be able to offset losses of one underlying fund against income or gains of another underlying fund, unless it sells or redeems shares of the underlying fund with the loss.

The Multi-Asset Fund’s sales or redemptions of shares in underlying funds, including those resulting from changes in the allocation of its assets, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Multi-Asset Fund. Further, a portion of losses on sales or redemptions of shares in the underlying funds may be deferred.

Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Multi-Asset Fund and therefore will not be offset by capital losses incurred on other investments. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the securities held by the underlying fund.

Similar principles would apply to the extent any Fund other than the Multi-Asset Fund invests in on one or more other RICs.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the IRS.

The Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code.  A Fund may also report exempt-interest dividends if at least 50% of the value of its assets is represented by interests in other RICs at the close of each quarter of its taxable year.  Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return.  The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.  That portion of a Fund’s dividends and distributions not reported as exempt-interest dividends will generally be taxable as described below.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Other distributions from a Fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be a tax preference item, which increases alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax.  All exempt-interest dividends are generally taken into account as a component of an adjustment item that may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and exempt-interest dividends derived from interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a tax preference item for purposes of the federal alternative minimum tax.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.  For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at rates of up to 20%, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by a Fund to a non-corporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction.  In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Money Market Funds or the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in Funds that distribute exempt-interest dividends is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

Shareholders holding shares in a Money Market Fund will not have any gain or loss on a sale or exchange so long as the Money Market Fund maintains a net asset value of $1.00 per share and, while the shareholders held such shares, has not made a distribution that is treated as a return of capital for tax purposes.  The Funds do not expect to report any distributions as a return of capital for tax purposes.  However, in the case of the California Money Fund, because of the fee reimbursement policy of the Investment Manager, the IRS could take the position that a portion of such Fund's distributions constitutes a return of capital.  This, in turn, would cause a portion of the amount realized on a subsequent sale of such shares to be treated as a capital gain.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), other distributions and redemption proceeds (except for proceeds from redemptions of Money Market Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund (unless it is a Money Market Fund) will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange.  If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Effective January 31, 2014, each Fund’s default method for calculating basis is specific lot identification using the average cost method.  Prior to that time, each Fund’s default method for calculating basis was specific lot identification using the “first-in, first-out” (“FIFO”) method.  Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged.  Shareholders should contact the Trust at (800) 445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method.  Prior to redeeming shares, shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method.  Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  This 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified  interest income,” or  (b) short-term capital gain dividend to the extent such dividends are derived from a Fund’s “qualified short-term gain.” Qualified net interest income is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions other than exempt-interest dividends payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

CALIFORNIA INCOME TAX
So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

Each of the California Bond Fund and the California Money Fund intends to invest its assets so that at the close of each quarter of its taxable year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as a Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Bond Fund or the California Money Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Bond Fund or the California Money Fund will not be exempt from California corporate income or franchise taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the NAV of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The net asset value per share of any investment company in which a Fund invests is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations, estimates of market value based on similar securities or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

Market quotations are not readily available for the life insurance policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The life insurance policies are priced using the fair valuation methodology and related procedures approved by the Board of Trustees.  The fair valuation methodology includes a variety of inputs, including life expectancy estimates prepared by third party life expectancy evaluation firms, future premium payments, the net death benefit, a discount rate and insurance company credit ratings.

THE MONEY MARKET FUNDS

The Money Market Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Funds’ investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Market Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds and the Class S shares of the Money Market Funds, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N and Class S shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager and the Distributor, that provide distribution-related services to the Class N and Class S shareholders or to their customers who beneficially own the Class N and Class S shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares is 0.25%, and the annual distribution fee rate for the Money Market Funds’ Class N and Class S shares is 0.30% and 0.50%, respectively.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the FINRA Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended September 30, 2015, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2015	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1),	--	--
Prime Money Fund(1)	--	--
California Money Fund(1)	--	--
Government Bond Fund	$4,758	$60
Corporate Bond Fund	$11,096	$288
California Bond Fund	$24,391	$8731
High Yield Bond Fund	$56,010	$11,282
Intermediate Fixed Income Fund	$588,380	--
Fixed Income Opportunities Fund	$3,785,304	--
Multi-Asset Fund	$44,062	$140
Dividend & Income Fund	$481,509	--
U.S. Core Equity Fund	$241,232	$169,262
Emerging Markets Fund	$1,744,800	--

Class S Shares
Government Money Fund(1)	--	--
Prime Money Fund(1)	--	--
California Money Fund(1)	--	--

(1)	The Distributor has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets. There is no guarantee that the Distributor will continue to waive and reduce fees and/or reimburse certain expenses in order to maintain such yield floors in the future.

SHAREHOLDER SERVICES AGREEMENT

CNB, an affiliate of the Investment Manager, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund except for the Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ended September 30, 2015, 2014, and September 30, 2013, pursuant to the Shareholder Services Agreement, the Class N, Class S and Servicing Class shares of the Funds paid CNB the following fees:

Fees Paid for the Fiscal Year Ended September 30, 2015(1)	Class N	Class S	Servicing Class
Government Money Fund(2)	$7,520,614	$1,756,097	$647,241
Prime Money Fund(2)	$819,265	$631,379	$1,014,209
California Money Fund(2)	$1,544,523	$197,329	$545,339
Government Bond Fund	$4,792	$0	$261,771
Corporate Bond Fund	$11,164	$0	$343,896
California Bond Fund	$28,635	$0	$200,984
Muni High Income Fund	$737,167	$0	$680,646
High Yield Bond Fund	$58,754	$0	$90,230
Intermediate Fixed Income Fund	$588,379	$0	$0
Fixed Income Opportunities Fund	$3,785,304	$0	$0
Multi-Asset Fund	$44,193	$0	$13,349
Dividend & Income Fund	$481,509	$0	$0
U.S. Core Equity Fund	$261,370	$0	$270,754
Emerging Markets Fund	$1,744,799	$0	$0

Fees Paid for the Fiscal Year Ended September 30, 2014(3)	Class N	Class S	Servicing Class
Government Money Fund(2)	$5,710,848	$1,159,565	$420,153
Prime Money Fund(2)	$676,493	$434,922	$1,431,018
California Money Fund(2)	$1,240,646	$132,713	$429,911
Government Bond Fund	$145,836	$0	$144,945
Corporate Bond Fund	$174,716	$0	$180,313
California Bond Fund	$92,109	$0	$88,280
Muni High Income Fund	$69,645	$0	$387,182
High Yield Bond Fund	$156,411	$0	$75,119
Intermediate Fixed Income Fund	$443,012	$0	$0
Fixed Income Opportunities Fund	$2,905,531	$0	$0
Multi-Asset Fund	$44,415	$0	$19,880
Dividend & Income Fund	$427,556	$0	$0
U.S. Core Equity Fund	$211,192	$0	$219,978
Emerging Markets Fund	$1,074,732	$0	$0

Fees Paid for the Fiscal Year Ended September 30, 2013(4)	Class N	Class S	Servicing Class(5)
Government Money Fund(2)	$7,020,728	$957,893	$272,707
Prime Money Fund(2)	$968,208	$649,051	$1,449,774
California Money Fund(2)	$1,782,649	$186,032	$386,346
Government Bond Fund	$6,708	N/A	$294,100
Corporate Bond Fund	$15,004	N/A	$335,870
California Bond Fund	$34,210	N/A	$141,198
High Yield Bond Fund	$11,265	N/A	$202,900
Intermediate Fixed Income Fund	$512,222	N/A	N/A
Fixed Income Opportunities Fund	$1,171,399	N/A	N/A
Multi-Asset Fund	$59,400	N/A	$14,453
Dividend & Income Fund	$479,992	N/A	N/A
U.S. Core Equity Fund	$113,556	N/A	$114,271
Emerging Markets Fund	$358,962	N/A	N/A

(1)	For the fiscal year ended September 30, 2015, CNB and/or City National Rochdale waived shareholder servicing fees in the following amounts: $7,520,614, $1,756,097, and $647,241 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $819,265, $631,379, and $1,014,209 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,544,523, $197,329 and $545,339 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund.

(2)	CNB has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets. There is no guarantee that CNB will continue to waive and reduce fees and/or reimburse certain expenses in order to maintain such yield floors in the future.

(3)	For the fiscal year ended September 30, 2014, CNB and/or City National Rochdale waived shareholder servicing fees in the following amounts: $5,710,848, $1,159,565, and $420,153 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $676,493, $434,922, and $1,431,018 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,240,646, $132,713 and $429,911 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund.

(4)	For the fiscal year ended September 30, 2013, CNB, CNAM and/or City National Rochdale waived shareholder servicing fees in the following amounts: $5,335,789, $728,004, and $272,707 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $730,441, $489,594, and 1,441,813 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,283,506 $133,943 and $386,346 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund.

(5)	Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund and Multi-Asset Fund were redesignated as Servicing Class shares. Effective November 28, 2012, the then-existing Institutional Class shares of each Money Market Fund were redesignated as Servicing Class shares.

As a Participating Organization, each of City National Securities, Inc. (“CNS”) and City National Rochdale, each a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS and City National Rochdale, respectively.

For the fiscal years ended September 30, 2015, 2014, and 2013, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2013
Government Money Fund	$0	$0	$0
Prime Money Fund	$0	$0	$9,089
California Money Fund	$0	$0	$0
Government Bond Fund	$5,866	$144,541	$6,730
Corporate Bond Fund	$13,687	$172,309	$7,993
California Bond Fund	$25,181	$85,406	$16,542
Municipal High Income Fund	$38,813	$61,577	N/A
High Yield Bond Fund	$54,421	$137,250	$119,389
Intermediate Fixed Income Fund	$264	$0	$0
Fixed Income Opportunities Fund	$7,832	$0	$0
Multi-Asset Fund	$43,896	$32,297	$59,925
Dividend & Income Fund	$7,765	$0	N/A
U.S. Core Equity Fund	$66,916	$195,406	$108,775
Emerging Markets Fund	$3,827	$0	N/A

For the fiscal years ended September 30, 2015, 2014 and 2013, pursuant to the Shareholder Service Provider Agreement, CNB paid City National Rochdale the following fees:

Fund	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2013
Government Money Fund	N/A	N/A	N/A
Prime Money Fund	N/A	N/A	N/A
California Money Fund	N/A	N/A	N/A
Government Bond Fund	N/A	N/A	N/A
Corporate Bond Fund	N/A	N/A	N/A
California Bond Fund	N/A	N/A	N/A
Municipal High Income Fund	N/A	N/A	N/A
High Yield Bond Fund	N/A	N/A	N/A
Intermediate Fixed Income Fund	$588,379	$443,012.88	$188,834.65
Fixed Income Opportunities Fund	$3,785,304	$2,905,531.66	$953,662.51
Multi-Asset Fund	N/A	N/A	N/A
Dividend & Income Fund	$481,509	$427,556.28	$181,545.65
U.S. Core Equity Fund	N/A	N/A	N/A
Emerging Markets Fund	$1,744,799	$1,074,732.86	$298,846.29

MARKETING AND SUPPORT PAYMENTS
The Investment Manager, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment manager, City National Rochdale has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally: All Funds
The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Funds or the Investment Manager may disclose the Funds’ entire portfolio holdings as of the end of a calendar month to third parties no sooner than 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Funds’ website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Funds or the Investment Manager may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end.  Portfolio Data may include, but is not limited to, information about how each Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). For fixed income funds, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings.  Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations.  The Investment Manager may restrict access to Portfolio Data of a Fund in its sole discretion if the Investment Manager believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website.

Disclosure, Generally: Money Market Funds
With respect to the Money Market Funds, the Money Market Funds and the Investment Manager may post on the Funds’ website, for a period of no less than six months, and beginning no later than the fifth business day of the month, a schedule of the Money Market Funds’ investments as of the last business day of the prior month, including all information about such investments required by Rule 2a-7 under the 1940 Act.

In addition, with respect to each Money Market Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month.  The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Exceptions
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: 1) the Funds and the Investment Manager may disclose to third parties the ten largest holdings of any Fund and all holdings in the Multi-Asset Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about a Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Investment Manager, including provisions restricting trading on the information provided; 5) the Funds and the Investment Manager may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Funds invest.  Any exception to the general portfolio holding policy discussed above and any other waiver of the Funds’ Portfolio Holdings Disclosure Policy must be approved in writing by the Funds’ Chief Compliance Officer.
As of December 31, 2015, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Glass Lewis & Co. pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s full portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Glass Lewis & Co. is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Investment Manager, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Investment Manager, Sub-Advisers, distributor, or any affiliated person of the Trust or its Investment Manager, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

The Investment Manager, the Sub-Advisers and their affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds they manage. These clients also may have portfolios consisting of holdings substantially similar to those of the applicable Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Investment Manager, the Sub-Adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 16 series.  Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.
Fund	Institutional Class	Servicing Class	Class N	Class S	Class Y
Government Money Fund		X	X	X
Prime Money Fund	X	X	X	X
California Money Fund		X	X	X
Government Bond Fund	X	X	X
Corporate Bond Fund		X	X
California Bond Fund		X	X
High Yield Bond Fund	X	X	X
Intermediate Fixed Income Fund	X		X
Fixed Income Opportunities Fund			X
Municipal High Income Fund		X	X
Multi-Asset Fund		X	X
Dividend & Income Fund			X
U.S. Core Equity Fund	X	X	X
Emerging Markets Fund			X		X

*   Class Y shares are described in a seperate statement of additional information.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees, or the end of their term as described above in the section “Management of the Trust”. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2016, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

California Tax Exempt Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust One Freedom Valley Dr Oaks, PA 19456	86.92%

California Tax Exempt Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 499 Washington Blvd Mailzone NJ4C Jersey City, NJ 07310	59.23%
SEI Private Trust Company c/o City National Bank ID 541 One Freedom Valley Dr Oaks, PA 19456	34.02%

Corporate Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	94.47%

Dividend & Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing, LLC 1 Pershing Plz Jersey City, NJ 07399	39.08%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	30.79%

National Financial Services, LLC Attn: Mutual Funds Department 499 Washington Blvd, Fl 5 Jersey City, NJ 07310	18.88%

Emerging Markets Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	37.23%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	27.06%

National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	25.04%

Fixed Income Opportunities Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	46.75%

National Financial Services LLC Attn: Mutual Funds Department 499 Washington Blvd, Fl 5 Jersey City, NJ 07310	25.53%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	22.88%

Government Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Matrix Trust Company As Cust FBO City National Corporation PS Plan PO Box 52129 Phoenix, AZ 85072	39.29%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	31.47%

Government Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 499 Washington Blvd Mailzone NJ4C Jersey City, NJ 07310	60.41%

City National Bank as Agent for Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071	29.57%

High Yield Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Matrix Trust Company as Cust FBO City National Corporation PO Box 52129 Phoenix, AZ 85072	42.06%

Intermediate Fixed Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	64.64%

National Financial Services, LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310	25.38%

Municipal High Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	44.46%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	29.71%

Prime Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
SEI Private Trust Company c/o City National Bank ID 541 One Freedom Valley Dr Oaks, PA 19456	32.98%

City National Bank as Agent for Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071	29.96%

U.S. Core Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	50.54%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	29.60%

As of January 4, 2016, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

California Tax Exempt Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	98.76%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	30.48%

NFS LLC FEBO Assetmark Trust Company FBO Assetmark Inc and Mutual Clients FBO Other Custodial Clients 3200 N Central Ave Fl 7 Phoenix, AZ 85012	Class N	22.63%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO Scott & Jonathan Gitlen TTEE The Edith Fiel Gitlen Trust Northridge, CA 91328	Class N	8.12%

California Tax Exempt Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
SEI Private Trust Company c/o City National Bank 541 One Freedom Valley Dr Oaks, PA 19456	Servicing Class	99.08%

National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	96.93%

City National Bank as Agent for Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071-2300	Class S	100.00%

Corporate Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	97.85%

NFS LLC FEBO Larry Brandis TTEE The Gorden Gitlen Rev TR Los Angeles, CA 90049-2516	Class N	15.99%

Charles Schwab & Co Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	Class N	5.42%

Dividend & Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	39.08%

Mutual Fund Administrator c/o City National Bank ID 541 Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	30.79%

National Financial Services LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	Class N	18.88%

Emerging Markets Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	37.23%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	Class N	27.06%

National Financial Services, LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310	Class N	25.04%

Fixed Income Opportunities Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	46.75%

National Financial Services LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310	Class N	25.53%

Mutual Fund Administrator c/o City National Bank Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	22.88%

Government Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Matrix Trust Company as Cust FBO City National Corporation PS Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	69.84%

Matrix Trust Company as Cust FBO C&D Zodiac Inc 401k Savings Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	21.47%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	52.94%

NFS LLC FEBO Marvin D Iannone Beverly Hills Police Foundation Beverly Hills, CA 90210	Class N	20.99%

NFS LLC FEBO Alan Berman New York, NY 10021	Class N	15.34%

NFS LLC FEBO Jeffrey Berkowitz PR CP 401k Plan Encino, CA 91436-4126	Class N	5.53%

Government Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
SEI Private Trust Company c/o City National Bank ID 541 One Freedom Valley Dr Oaks, PA 19456	Servicing Class	75.23%

Band & Co c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	Servicing Class	24.77%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	82.07%

City National Bank as Agent for Various Accounts Attn: Trust Ops/ Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071-2300	Class N	17.93%

City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071-2300	Class S	100.00%

High Yield Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Matrix Trust Company as Cust FBO City National Corporation PS Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	73.66%

Matrix Trust Company as Cust FBO C&D Zodiac Inc 401k Savings Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	18.37%

Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	83.02%

NFS LLC FEBO NFS/FMTC Rollover IRA FBO Robert Gersh Beverly Hills, CA 90210-3425	Servicing Class	14.21%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	Class N	15.29%

Intermediate Fixed Income Fund
Shareholder	Class	Percentage of Total Outstanding Shares of Class
Trinity Medical Center Working Capital Steubenville, OH	Institutional Class	44.03%

Tri State Health Services Inc Steubenville, OH 43952	Institutional Class	21.90%

Mutual Funds Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	Institutional Class	16.64%

Meadows Regional Medical Center Attn Financial Services Vidalia, GA 30475	Institutional Class	13.28%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	67.50%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services, LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310	Class N	26.50%

Multi-Asset Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Funds Administrator c/o City National Bank ID 541 SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	99.10%

Muni High Income Fund
Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	98.11%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	54.33%

NFS LLC FEBO Assetmark Trust Company FBO Assetmark & Mutual Clients FBO Other Custodial Clients 3200 N Central Ave Fl 7 Phoenix, AZ 85012	Class N	38.97%

Prime Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Matrix Trust Company as Cust FBO City National Corporation PS Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	78.69%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Matrix Trust Company as Cust FBO C&D Zodiac Inc 401k Savings Plan PO Box 52129 Phoenix, AZ 85072	Institutional Class	7.02%

SEI Private Trust Company Cust c/o City National Bank 541 One Freedom Valley Dr Oaks, PA 19456	Servicing Class	78.84%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	74.65%

City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Los Angeles, CA 90071-2300	Class N	25.35%

U.S. Core Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO FMT Co Cust IRA Rollover FBO Vijay Sarihan Paradise Valley, AZ 85253	Institutional Class	60.75%

NFS LLC FEBO FMTC Custodian Roth IRA FBO Tom Robinson Fairfax, VA 22032	Institutional Class	36.86%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	99.21%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	Class N	60.34%

NFS LLC FEBO Assetmark Trust Company FBO Assetmark & Mutual Fund Clients FBO Other Custodial Clients 3200 N Central Ave Fl 7 Phoenix, AZ 85012	Class N	7.49%

As of January 4, 2016, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Market Funds’ investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds, the Bond Funds and the Multi-Asset Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Market Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2015, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of BBD, LLP as experts in accounting and auditing.

APPENDIX A

City National Rochdale
Summary of Proxy Voting Policy

With respect to the Funds, the policy of City National Rochdale on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.

The Investment Manager has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from City National Rochdale, with respect to the Funds.

Upon receiving Glass Lewis’ recommendations, proxies are voted by the Investment Manager’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy.

The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files.

In limited circumstances and provided there is no conflict of interest between the Investment Manager and the Trust, the Investment Manager may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Investment Manager does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Investment Manager will prepare a written disclosure to be kept on file detailing the following:

•	facts surrounding the decision to vote contrary to Glass Lewis recommendation,
•	an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the Fund’s best interest, and
•	any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

GLASS LEWIS PROXY POLICY
The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making.  The guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

Glass Lewis reviews and votes on shareholder proposals on a case-by-case basis. Glass Lewis recommends supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of ceo and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. however, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment manager guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company's activities or operations with environmental. Further, the Glass Lewis' Investment manager guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International labor organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment manager guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

City National Rochdale Oversight

a.
At least annually, the Investment Manager’s Chief Compliance Officer will review a sample of Glass Lewis’ voting record to verify that proxy votes are being cast in accordance with the Investment Manager’s adopted guidelines.

b.	Glass Lewis’ Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.
At least annually, the Investment Manager and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Investment Manager has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Investment Manager and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Investment Manager and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.
At least annually, the Investment Manager and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Investment Manager or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Investment Manager or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Investment Manager’s Chief Compliance Officer;
b.
Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). The Investment Manager has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Investment Manager’s Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Investment Manager has investment discretion, as described above.

c.
a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Investment Manager’s Chief Compliance Officer. Any requests received by other Investment Manager staff members should be forwarded to the Chief Compliance Officer.

d.
records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Investment Manager’s voting decision will be maintained by the Management Committee a copy of which will be provided to the Investment Manager’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, the Investment Manager and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policies
The general policy of Federated Investment Management Company (the “Sub-Adviser”) with respect to proxy voting is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Sub-Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors for approval or ratification by holders of the company’s voting securities.  However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election but against any director who: (a) had not attended at least 75% of the board meeting during the previous year; (b) serves as the company’s chief financial officers; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined, and there is no lead independent director, and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers.  In addition, the Sub-Adviser will vote for proposals to: require a company’s audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company’s bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction.  The Sub-Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies.  When the company’s board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Sub-Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board.  In these circumstances, the Sub-Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote in favor anti-takeover measures reasonably designed to prevent the transaction.

The Sub-Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.  However, the Sub-Adviser would vote for shareholder proposal not supported by the company’s board that the Sub-Adviser regard as (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders voting  proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares.  In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures
The Sub-Adviser has established the Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies.  The Sub-Adviser has hired a proxy voting service to obtain, vote, and record proxies in accordance with the directions of the Proxy Committee.  The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals.  As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is (a) in the best interests of the Sub-Adviser’s clients (including shareholders of the funds advised by the Sub-Adviser); and (b) will enhance the long-term value of the securities being voted.  The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee.  However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.

The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee’s behalf; soliciting voting recommendations from the Sub-Adviser’s investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Sub-Adviser’s investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

Conflicts of Interest
The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor.  This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship with the Sub-Adviser, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser have influenced proxy voting.  Any employee of the Sub-Adviser who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Sub-Adviser will exercise its voting discretion.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Sub-Adviser’s client owns shares of an investment company for which the Sub-Adviser (or an affiliate) is the investment adviser, the Proxy Committee will vote the client’s proxies for that investment compnayin the same proportion as the votes cast by shareholders who are not clients of the Sub-Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).

Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

SEIX INVESTMENT ADVISORS LLC

Proxy Voting Policies
The general policy of Seix Investment Advisors LLC ("Seix" or the “Firm”) with respect to proxy voting is to cast proxy votes in favor of proposals that Seix anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that Seix believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities. Seix recognizes that each proxy vote must be evaluated on its own merits.  Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

Seix’s policy on Board of Directors focuses on governance structures that will drive performance, create shareholder value, and maintain a proper tone at the top.  Directors should demonstrate a record of positive performance and delivering value over the medium- and long-term.  In addition, the Board should be considered independent, and only independent directors should serve on the company’s audit, compensation, nominating, and governance committees

Seix typically prefers to leave decisions regarding day-to-day management and policy decisions to management and the board, and therefore believes shareholder votes should support governance structures that protect shareholders and promote director accountability.   Seix typically supports initiatives when the initiative is believed to protect  value.  Seix typically supports  proposals calling for the elimination of antitakeover devices such as poison pills and classified boards.  In addition, Seix typically supports  proposals that promote director accountability and promote a closer link between compensation and performance.

Proxy Voting Procedures
Seix has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Seix by the Board of Trustees in accordance with the proxy voting policies.   RidgeWorth Capital Management LLC, Seix’s owner,  has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions.  The Proxy Committee has supplied GL with general voting guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting guidelines at any time or to vote contrary to the voting guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Seix's general policy.  GL may vote any proxy as directed in the voting guidelines without further direction from the Proxy Committee and may make any determinations required to implement the voting guidelines. However, if the voting guidelines require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of lnterest

Due to its diversified client base, numerous product lines, and affiliations, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines.  The Committee has outlined the following situations where a conflict of interest, deemed material for proxy purposes, exists:

1.	Common stock of public corporate issuers with which either the Firm or its affiliates or Lightyear Capital LLC or its affiliates, have a significant, ongoing, non-investment management relationship.
2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth Holdings LLC or its affiliates.
3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm or its affiliates.
4.	A director or senior officer of the Firm or its affiliates serving on the board of a publicly held company.
5.	A direct common stock ownership position of five percent (5%) or greater, held by the Firm or its affiliates.

For these situations, the Committee has determined that the most fair and reasonable procedure to be followed in order to properly address all conflict concerns is to retain an independent fiduciary to vote the ballot items coded within The Firm’s proxy guidelines as case by case.

Additional conflicts of interests would be evaluated by the Committee on an individual basis. Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

GML CAPITAL LLP

Proxy Voting Policies
GML, as a matter of policy and as a fiduciary acting on behalf of funds and managed accounts in respect of which from time to time GML acts as discretionary investment manager (the “portfolios”), has responsibility for voting proxies for securities held in the portfolios, and considering and accepting or rejecting proposed waivers, amendments and other changes to the terms of investments held by the portfolios, consistent with the best economic interests of the investors in the portfolios. Due to the nature of such investments (which are overwhelmingly fixed income and credit investments), it is unlikely that GML will ever be required to vote “typical proxies” on behalf of portfolios i.e., where voting rights accorded to an equity holder are required to be exercised by vote.

However, GML does frequently participate, as discretionary investment manager to portfolios which are holders of bilateral, club and syndicated loans, in evaluating, and then agreeing or rejecting, in organized voting by participants in loan facilities, proposals for waivers, amendments and other changes to the terms of credit facilities. These proposed changes can range from proposals for simple, technical and non-material amendments, to potentially significant and fundamental amendments, including the restructuring/renegotiating of transaction terms with the borrower (issuer) and mandated lead arranger (“MLA”) for the relevant loan. Typically this process involves GML in its capacity as discretionary investment manager, agreeing or disagreeing with a request from a borrower (typically made via the loan’s Facility Agent/Security Agent) and then, if agreed, arranging for the portfolio or its Custodian to enter into written amendments, supplements or modifications to the investment’s credit documents for the purpose of adding or deleting any provisions of  the credit documents or changing in any manner the rights and/or obligations of all or any of the Borrower, Guarantor, Security Provider or Obligor.

Where GML acts as a non-discretionary investment adviser to a portfolio, GML typically evaluates in detail the circumstances which require a vote of shareholders or lenders; however, the voting decision is approved by a third party with requisite authority (for example, the lead manager of a portfolio in respect of which GML acts as sub-adviser, or the directors of a relevant fund/portfolio).

Each proposed waiver, amendment or change, and particularly each proposed restructuring/renegotiation is analyzed on its own merits and GML as discretionary investment manager votes (or – as non-discretionary investment manager – recommends a voting course of action to a third party) with the sole intention to maximize portfolio value in accordance with the objectives of the particular investment mandate concerned.

Proxy Voting Procedures
Each portfolio in respect of which this policy relates is managed or advised by a Portfolio Team which is led by a Lead Portfolio Manager (“LPM”). The ongoing monitoring and management of a particular portfolio investment is the responsibility of a particular investment manager within the Portfolio Team (a “PM”).

Responsibility for proxy voting or voting on waivers, amendments and other changes on a case-by-case basis rests with the PM responsible for the investment to which the vote relates. The PM considers the issues to which the vote relates on the merits based on the PM’s evaluation of, inter alia, prevailing economic conditions to which the issuer/obligor is subject and the technical characteristics of the proposal which is the subject of the vote, and will seek to vote (or – for non-discretionary mandates – to recommend a voting course of action) such that the portfolio or portfolios are afforded the greatest benefit.

The PM is responsible for maintaining appropriate voting records, including requests for voting, the rationale underpinning the voting decision, written documentation detailing any internal discussions that have taken place and the communication of the voting decision. In the case of portfolios with a trade finance strategy, such communications are provided to the MLA/Facility Agent via the portfolio’s Custodian (or to a portfolio’s lead manager, where GML acts as non-discretionary investment adviser to the portfolio). On occasion, these communications are provided directly by GML to the MLA/Facility Agent.

Oversight over voting decisions is provided prima facie by the LPM of the portfolio(s). The LPM’s principal role in this regard is to ensure consistency of approach, i.e., ensuring case-by-case decisions are made to the holistic benefit of the portfolio(s).

Conflicts of Interest
GML has adopted procedures to address situations where a matter on which a vote is required may present a potential conflict between the interests of the portfolio (and their underlying investors, as applicable) and those of GML, or between different portfolios (and their underlying investors, as applicable). This may occur in one or both of the following two scenarios:

•	There is a significant business relationship between GML (or its affiliates) and a company involved with a vote; and/or

•	Portfolios managed by GML participate in both a loan/bond and another security (typically a bond/loan but could also be an equity security) issued by the same or an associated issuer/obligor (an “associated security”) and a vote that acts to the advantage of the loan/bond may be detrimental to the interests of a holder of an associated security (and vice versa).

GML has implemented the following procedures in order to mitigate conflicts of interest risks:

1.	Should the PM or the LPM have a business relationship with the company involved with that vote (an “Interested Company”), that falls outside of his capacity as investment adviser or manager to the portfolio(s), that business relationship must be declared to the Compliance Officer and Risk Officer of GML. Decisions concerning votes must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

2.	Under no circumstances will the PM, LPM or any other GML staff member, make a commitment to an Interested Company regarding any voting or indicate to an Interested Company how such matters are likely to be voted, in advance of the actual vote.

3.	Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and that loan is held in one or more portfolio(s) managed by a GML investment team (“Investment Team A”) and an associated security is held in one or more different portfolios managed by a different GML investment team (“Investment Team B”), Investment Team A is prohibited from discussing the vote with Investment Team B (and vice versa). Restrictions on information flows between the investment teams are governed by GML’s general conflicts of interest policies and procedures.

4.	Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and an associated security is held in one or more portfolio(s) managed by the same GML investment team, voting intentions for each portfolio must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

5.	Where a conflict of interest arises, as detailed in 1-4 above, and GML is recommending a voting course of action to a third party, the conflict must be disclosed to the third party at the time of making the recommendation.

Dissent Procedures

Where the Risk Officer and/or the Compliance Officer disagrees with a proposed voting decision (in the scenarios detailed above), the matter is referred to a committee comprising the Chief Investment Officer, Risk Officer, LPM concerned and Compliance Officer, who determine the most appropriate course of action (as agreed by majority vote, with the Chief Investment Officer holding the casting vote).

ALCENTRA PROXY VOTING POLICY

With respect to the Fixed Income Opportunities Funds, Alcentra will only invest in loans and debt securities, which typically do not have extensive voting rights except in the event that rights attaching to those debt securities are modified, or proposed to be modified, or equity securities are issued in respect of a debt for equity swap, or similar. In the rare instances where Alcentra has proxy voting responsibility, Alcentra votes (or refrains from voting) proxies for the Fund in a manner that Alcentra, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, Alcentra may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain securities that might impose costly or time-consuming in-person voting requirements).  Alcentra’s approach is driven by the Fund’s economic interests.  Alcentra maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), Alcentra or Alcentra’s affiliates (if any), from having undue influence on Alcentra’s proxy voting activity.  In the rare event that such conflict does arise, Alcentra Limited has developed policies with respect to proxy voting which include how to handle conflicts of interest which may arise from time-to-time when voting.

ASHMORE PROXY VOTING POLICY

1 Purpose

1.1 Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2 The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2 Scope

2.1 Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2 Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3 The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

•	Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

•	Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3 Policy

3.1 Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2 When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3 Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4 Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4 Conflicts of Interest

4.1 From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2 Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

4.3 If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4 Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5 Specific Client Instructions

5.1 Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2 Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3 Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4 Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6 Monitoring and Review

6.1 Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2 Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and
Compliance Committee.

7 Operational Guidelines

7.1 In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2 All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using
‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3 The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4 It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5 Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6 It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

Guggenheim Proxy Voting Policy

Guggenheim Partners Investment Managers, LLC (“GPIM”) is generally responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans subject to the Employee Retirement Income Security Act of 1974. This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and
•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.

Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

APPENDIX B

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

CNR-SX-008-1000